UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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Steel Connect, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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STEEL CONNECT, INC.
1601 TRAPELO ROAD, SUITE 170
WALTHAM, MASSACHUSETTS 02451

June [•], 2019

Dear Steel Connect, Inc. Stockholder:

You are cordially invited to attend the 2018 Annual Meeting of Stockholders (the “2018 Meeting”) of Steel Connect, Inc., which will be held at the offices of Olshan Frome Wolosky LLP, 1325 Avenue of the Americas, New York, NY 10019, on July [•], 2019, at 9:00 a.m. Eastern Time.

Information about the meeting and the various matters on which the stockholders will act is included in the Notice of Annual Meeting of Stockholders and Proxy Statement which follow. Also included are a Proxy Card and postage-paid return envelope. You are urged to read the Proxy Statement carefully and, whether or not you plan to attend the 2018 Meeting, to promptly submit a proxy: (a) by telephone or the Internet following the easy instructions on the enclosed proxy card or (b) by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Whether or not you plan to attend the 2018 Meeting, it is important that your shares are represented and voted at the 2018 Meeting. Therefore, I urge you to promptly submit your proxy to vote via the Internet, by telephone or by signing, dating and returning the completed proxy card. Voting by any of these methods will ensure your representation at the 2018 Meeting.

I look forward to greeting those of you who attend the 2018 Meeting.

Sincerely,

Warren G. Lichtenstein
Interim Chief Executive Officer and Executive Chairman of the Board

YOUR VOTE IS VERY IMPORTANT

Whether or not you expect to attend the 2018 Meeting in person, please vote as soon as possible. As an alternative to voting in person at the 2018 Meeting, you may vote via the Internet, by telephone, or, if you receive a paper proxy card in the mail, by mailing a completed proxy card. For detailed information regarding voting instructions, please refer to the section entitled “How to Vote” on page 1 of the Proxy Statement. You may revoke a previously delivered proxy at any time prior to the 2018 Meeting. If you decide to attend the 2018 Meeting and wish to change your proxy vote, you may do so by voting in person at the 2018 Meeting.

STEEL CONNECT, INC.
1601 TRAPELO ROAD, SUITE 170
WALTHAM, MASSACHUSETTS 02451

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY [•], 2019

To the Stockholders of Steel Connect, Inc.:

NOTICE IS HEREBY GIVEN that the 2018 Annual Meeting of Stockholders (the “2018 Meeting”) of Steel Connect, Inc. (the “Company”) will be held at the offices of Olshan Frome Wolosky LLP, 1325 Avenue of the Americas, New York, NY 10019, on July [•], 2019, at 9:00 a.m. Eastern Time, for the following purposes:

1.	To elect two Directors to serve in Class I until the 2021 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;
2.	To approve, on an advisory basis, the compensation of our named executive officers;
3.	To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the current fiscal year;
4.	To approve an amendment to the Company’s Restated Certificate of Incorporation to declassify the Board of Directors (the “Board Declassification Proposal”); and
5.	To approve an amendment to the Company’s Restated Certificate of Incorporation to declassify the Board of Directors (the “Board Declassification Proposal”); and
6.	To transact such other business that may properly come before the 2018 Meeting or any adjournments or postponements thereof.

The Board has no knowledge of any other business to be transacted at the 2018 Meeting.

Only stockholders of record at the close of business on June 3, 2019 are entitled to notice of, and to vote at, the 2018 Meeting and any adjournments or postponements thereof. All stockholders are cordially invited to attend the 2018 Meeting. We have provided you with the exact place and time of the meeting if you wish to attend in person.

As an alternative to voting in person at the 2018 Meeting, you may vote via the Internet at www.proxyvote.com, by touch-tone telephone at 1-800-690-6903, or, if you receive a paper proxy card in the mail, by mailing a completed proxy card. Proxies submitted by telephone or over the Internet must be received by 11:59 p.m. Eastern Time on July [•], 2019.

This notice and the Proxy Statement are first being mailed to our stockholders on or about June [•], 2019.

By Order of the Board of Directors,
Waltham, Massachusetts

June [•], 2019
Warren G. Lichtenstein, Interim Chief Executive Officer and Executive Chairman of the Board

IMPORTANT

Whether or not you expect to attend the 2018 Meeting in person, please submit your proxy to vote as soon as possible. As an alternative to voting in person at the 2018 Meeting, you may submit your proxy via the Internet, by telephone, or, if you receive a paper proxy card in the mail, by mailing a completed proxy card. For detailed information regarding voting instructions, please refer to the section entitled “How to Vote” on page 1 of the Proxy Statement. You may revoke a previously delivered proxy at any time prior to the 2018 Meeting. If you decide to attend the 2018 Meeting and wish to change your proxy vote, you may do so by voting in person at the 2018 Meeting.

Please note that if you hold your shares in “street name” (through a bank, broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership in the Company as of the record date to be allowed into the 2018 Meeting.

Use of cameras, cell phones, recording equipment and other electronic devices will not be permitted at the 2018 Meeting. The Company reserves the right to inspect any person or item prior to admission to the 2018 Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JULY [•], 2019.

This Notice of Annual Meeting and Proxy Statement, our Annual Report on Form 10-K for the year ended July 31, 2018 (without exhibits) and Amendment No. 1 to Annual Report on Form 10-K/A (without exhibits) are available for viewing, printing and downloading at www.proxyvote.com.

STEEL CONNECT, INC.

1601 Trapelo Road, Suite 170

Waltham, Massachusetts 02451

_____________________________________

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY [•], 2019

STEEL CONNECT, INC.
1601 TRAPELO ROAD, SUITE 170
WALTHAM, MASSACHUSETTS 02451

PROXY STATEMENT
For the Annual Meeting of Stockholders
To Be Held on July [•], 2019

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Steel Connect, Inc. a Delaware corporation (“we” or the “Company”), for use at the Company’s 2018 Annual Meeting of Stockholders (the “2018 Meeting”), which will be held at the offices of Olshan Frome Wolosky LLP, 1325 Avenue of the Americas, New York, NY 10019, on July 17, 2019, at 9:00 a.m. Eastern Time, and at any adjournments or postponements thereof. On or about June [•], 2019, we are mailing notice of, and providing access to, these proxy materials together with an annual report, consisting of our Annual Report on Form 10-K and Amendment No. 1 to Annual Report on Form 10-K/A for the fiscal year ended July 31, 2018 (the “2018 Annual Report”) and other information required by the rules of the Securities and Exchange Commission. The Company’s principal executive offices are located at 1601 Trapelo Road, Suite 170, Waltham, Massachusetts 02451 and its telephone number is (781) 663-5000.

STOCKHOLDERS ENTITLED TO VOTE

Only holders of record of the Company’s common stock, par value $.01 per share (the “Common Stock”) and holders of record of the Company’s Series C Convertible Preferred Stock, par value $0.01 per share (the “Series C Preferred Stock”) as of the close of business on June 3, 2019 (the “Record Date”), are entitled to notice of and to vote at the 2018 Meeting. As of the Record Date, 61,802,196 shares of Common Stock and 35,000 shares of Series C Preferred Stock were outstanding. Each share of Common Stock entitles the record holder thereof to one vote on each matter brought before the 2018 Meeting. As of the Record Date, the outstanding shares Series C Preferred Stock were convertible into 17,857,143 shares of Common Stock and the holder thereof will vote the Series C Preferred Stock on each matter brought before the 2018 Meeting on an as-converted basis together with the holders of the Common Stock (i.e., the 35,000 shares of Series C Preferred Stock will have the same voting power as 17,857,143 shares of Common Stock). All shares of Series C Preferred Stock are held by SPH Group Holdings LLC, (“SPHG Holdings”) which acquired the shares in the Preferred Stock Transaction described under the section entitled “Certain Relationships And Related Transactions.” SPHG Holdings and its affiliates beneficially own approximately 56.3% of our outstanding shares of Common Stock, which includes 17,857,143 shares of Common Stock underlying the Series C Preferred Stock (which vote on an as-converted basis together with the holders of Common Stock) and 6,293,706 shares of Common Stock underlying the Company’s 7.50% Convertible Senior Note due 2024 (the “2024 Notes”) (which are not entitled to vote, but are deemed to be beneficially owned by SPHG Holding). The 2024 Notes were acquired in the Note Transaction described under the section entitled “Certain Relationships And Related Transactions.”

All references in this Proxy Statement to quorum, voting requirements, common stock and holders of Common Stock, are, unless the context requires otherwise, deemed to include Series C Preferred Stock and holders of Series C Preferred Stock (as appropriate).

HOW TO VOTE

Your vote is very important to the Board. Whether or not you plan to attend the 2018 Meeting, we urge you to submit your proxy to vote your shares today.

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If You Are a Registered Holder of Common Stock

If you are a registered holder of Common Stock, you may vote your shares either by voting by proxy in advance of the 2018 Meeting or by voting in person at the 2018 Meeting. By submitting a proxy, you are legally authorizing another person to vote your shares on your behalf. We urge you to use the enclosed proxy card to vote FOR the Board’s nominees. If you submit your executed proxy card, but you do not indicate how your shares are to be voted, then your shares will be voted in accordance with the Board’s recommendations set forth in this Proxy Statement. In addition, if any other matters are brought before the 2018 Meeting (other than the proposals contained in this Proxy Statement), then the individuals listed on the proxy card will have the authority to vote your shares on those other matters in accordance with their discretion and judgment.

Whether or not you plan to attend the 2018 Meeting, we urge you to promptly submit a proxy: (a) via the Internet or by telephone following the easy instructions on the enclosed proxy card or (b) by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you later decide to attend the 2018 Meeting and vote in person, that vote will automatically revoke any previously submitted proxy.

If You Hold Your Shares in “Street Name”

If you hold your shares in “street name”, i.e., through a bank, broker or other holder of record (a “custodian”), your custodian is required to vote your shares on your behalf in accordance with your instructions. If you do not give instructions to your custodian, your custodian will not be permitted to vote your shares with respect to “non-routine” items, such as the election of Directors.

Under the rules of The Nasdaq Stock Market LLC (“Nasdaq”), if you do not give instructions to your custodian, it will still be able to vote your shares with respect to certain “routine” items, but will not be allowed to vote your shares with respect to certain “non-routine” items. The ratification of the appointment of our independent registered public accounting firm (Proposal 3) is a routine item on which a custodian has discretionary authority to vote. The election of Directors (Proposal 1); the advisory vote on Named Executive Officer compensation (Proposal 2); and the Board Declassification Proposal (Proposal 4) are each non-routine items on which a custodian does not have discretionary authority to vote. Accordingly, if you do not give instructions to your custodian with respect to such proposals, or if your custodian does not exercise its discretionary authority with respect to such proposals, your shares will be treated as “broker non-votes” on these particular matters. “Broker non-votes” are shares with respect to which a bank or brokerage firm (a custodian) does not receive voting instructions from the beneficial holder and does not have or exercise discretionary authority in voting on a proposal. As used in this Proxy Statement, “Named Executive Officer” has the meaning ascribed to it in the section entitled “Executive Compensation—Summary Compensation Table”).

Accordingly, we urge you to promptly give instructions to your custodian to vote FOR the Board’s nominees and recommended proposals by using the voting instruction card provided to you by your custodian. Please note that if you intend to vote your street name shares in person at the 2018 Meeting, you must provide a “legal proxy” from your custodian at the 2018 Meeting.

How Does the Board Recommend I Vote?

The Board recommends a vote:

FOR the election of the Board’s nominees;

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FOR the approval, on an advisory basis, of the compensation of the Company’s Named Executive Officers, as such information is disclosed in the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosure beginning on page 32 (commonly referred to as “say-on-pay”);

FOR the ratification of BDO USA, LLP as the Company’s independent registered public accounting firm for the current fiscal year; and

FOR the approval of the amendment of the Company’s Restated Certificate of Incorporation, as previously amended (the “Restated Certificate of Incorporation”), to declassify the Board (the “Board Declassification Proposal”).

If you submit your executed proxy card, but you do not indicate how your shares are to be voted, then your shares will be voted in accordance with the Board’s recommendations set forth above.

QUORUM AND VOTES REQUIRED

Quorum

The presence of a majority of the outstanding shares of Common Stock represented in person or by proxy and entitled to vote at the 2018 Meeting will constitute a quorum.

Votes Required

The two (2) nominees for Director receiving the highest vote totals will be elected as Class I Directors of the Company.

Approval of Proposal 2 (Advisory Vote on Company’s Named Executive Officer Compensation) and Proposal 3 (Ratification of Independent Registered Public Accounting Firm), each requires the affirmative vote of a majority of the votes cast.

Approval of Proposal 4 (Board Declassification Proposal) requires the affirmative vote of seventy-five percent (75%) of the outstanding shares of Common Stock and Series C Preferred Stock, voting together as single class.

Withheld Votes, Abstentions and Broker Non-Votes

Abstentions and broker non-votes will be considered shares “present and entitled to vote” for the purpose of determining whether a quorum exists. A “broker non-vote” occurs when a broker or custodian does not vote on a particular proposal because it has not received voting instructions from the applicable beneficial owner and does not have discretionary voting power on the matter in question.

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With respect to Proposal 1 (Election of Directors) abstentions and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.

With respect to Proposal 2 (Advisory Vote on Named Executive Officer Compensation) and Proposal 3 (Ratification of Independent Registered Public Accounting Firm), abstentions and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.

With respect to Proposal 4 (Approval of the Declassification Proposal), abstentions and broker non-votes, if any, will have the same effect as a vote against this proposal.

ATTENDANCE AT THE ANNUAL MEETING

Attendance at the 2018 Meeting or any adjournment or postponement thereof will be limited to stockholders of the Company and its guests. If you are a stockholder of record, your name will be verified against the list of stockholders of record prior to your admittance to the 2018 Meeting or any adjournment or postponement thereof. Please be prepared to present photo identification for admission. If you hold your shares in street name, you will need to provide proof of beneficial ownership, such as a brokerage account statement or other similar evidence of ownership, as well as photo identification, in order to be admitted to the 2018 Meeting. Please note that if you hold your shares in street name and intend to vote in person at the 2018 Meeting, you must also provide a “legal proxy” obtained from your custodian.

HOW TO REVOKE YOUR PROXY

Your proxy is revocable. The procedure you must follow to revoke your proxy depends on how you hold your shares.

If you are a registered holder of Common Stock, you may revoke a previously submitted proxy by submitting another valid proxy (whether by phone, the Internet or mail) or by providing a signed letter of revocation to the Secretary of the Company, at the principal executive offices of the Company, 1601 Trapelo Road, Suite 170, Waltham, Massachusetts 02451, before the closing of the polls at the 2018 Meeting. Only the latest-dated validly executed proxy will count. You also may revoke any previously submitted proxy by attending the 2018 Meeting and voting your shares in person. Note that simply attending the 2018 Meeting without taking one of the above actions will not revoke your proxy.

If you hold shares in street name, in general, you may revoke a previously submitted voting instruction by submitting to your custodian another valid voting instruction (whether by phone, the Internet or mail) or a signed letter of revocation. Please contact your custodian for detailed instructions on how to revoke your voting instruction and the applicable deadlines.

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PROPOSAL 1

ELECTION OF DIRECTORS

The Board has seven members and is currently divided into three classes. A class of Directors is elected each year for a three-year term. No family relationships exist between any directors or executive officers, as such term is defined in Item 401 of Regulation S-K promulgated under the Exchange Act.

The current term of the Company’s Class I Directors will expire at the 2018 Meeting. The Board’s nominees for Class I Directors are Warren G. Lichtenstein and Glen M. Kassan, each of whom currently serves as a Class I Director and is available for re-election at the 2018 Meeting. If either of Messrs. Lichtenstein or Kassan is elected at the 2018 Meeting, he will serve for a term of three years that will expire at the Company’s 2021 Annual Meeting of Stockholders, unless the Board Declassification Proposal (Proposal 4) is approved, in which case he will serve until the Company’s 2019 annual meeting of stockholders (to be held after the fiscal year ending on July 31, 2019) (the “2019 Meeting”), and in each case until his successor is duly elected and qualified. The persons named as proxies will vote for each of Messrs. Lichtenstein and Kassan for election to the Board as a Class I Director unless the proxy card is marked otherwise.

Each of Messrs. Lichtenstein and Kassan has indicated a willingness to serve, if elected; however, if prior to election, either or both becomes unable to serve, the persons named as proxies may vote the proxy for a substitute nominee or, as the case may be, nominees. The Board has no reason to believe that either of Mr. Lichtenstein or Mr.Kassan will be unable to serve if elected.

Vote Required

The two (2) nominees for Class I Directors receiving the highest vote totals will be elected as Class I Directors of the Company. Abstentions and any “broker non-votes” will not be included in the vote totals and, as such, will have no effect on the outcome of this proposal.

The Board unanimously recommends that the stockholders vote FOR the Director Nominees listed below.

Information Concerning the Directors and the Board’s Nominees

Name	Age	Current Position with the Company	Director Since
+Warren G. Lichtenstein	53	Class I Director, Executive Chairman	March 2013
+Glen M. Kassan	75	Class I Director, Vice Chairman	March 2013
*Philip E. Lengyel(1)(2)(3)	69	Class II Director	May 2014
Jack L. Howard	57	Class II Director	December 2017
William T. Fejes, Jr.	63	Class II Director	December 2017
*Jeffrey J. Fenton(1)(2)	62	Class III Director	November 2010
*Jeffrey S. Wald(2)(3)	45	Class III Director	February 2012

+Director Nominee

*Independent

(1)       Member of Human Resources and Compensation Committee (the “Compensation Committee”).

(2)       Member of Audit Committee.

(3)       Member of Governance Committee.

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Biographical and certain other information concerning the members of the Board of the Company is set forth below:

Class I Director Nominees for a three year term expiring at the 2021 Annual Meeting

Warren G. Lichtenstein. Mr. Lichtenstein has served as the Chairman of the Board and as a Director of the Company since March 12, 2013, and as its Executive Chairman since June 17, 2016. Following Mr. Henderson’s resignation, effective December 4, 2018, Mr. Lichtenstein assumed the additional role of Interim Chief Executive Officer of the Company. Mr. Lichtenstein had previously served as the Company’s Interim Chief Executive Officer from March 28, 2016, until June 17, 2016. Mr. Lichtenstein has served as Executive Chairman of the Board of Steel Partners Holdings GP Inc. (“Steel Holdings GP”) since February 2013 and had previously served as Chief Executive Officer and Chairman from July 2009 to February 2013. Steel Holdings GP is the general partner of Steel Partners Holdings L.P. (“Steel Holdings”), a diversified holding company that engages in multiple businesses. Mr. Lichtenstein has been associated with Steel Holdings and its predecessors and affiliates since 1990. He has served as Chairman of the Board of Handy & Harman Ltd. (“HNH”), a wholly-owned subsidiary of Steel Holdings, which was previously NASDAQ-listed, since July 2005. Mr. Lichtenstein has served as a director of Aerojet Rocketdyne Holdings, Inc. (“Aerojet”), a manufacturer of aerospace and defense products with a real estate business segment since March 2008, and serving as the Chairman of the Board from March 2013 to June 2016 and as Executive Chairman since June 2016. Mr. Lichtenstein has served as a director of Steel Excel Inc. (“Steel Excel”), a wholly-owned subsidiary of Steel Holdings which was previously NASDAQ-listed, since October 2010 and Chairman of the Board since May 2011. Mr. Lichtenstein served as a director of SL Industries, Inc. (“SLI”), a company that designs, manufactures and markets power electronics, motion control, power protection, power quality electromagnetic and specialized communication equipment, from March 2010 until it was acquired by HNH in June 2016. SLI was listed on the New York Stock Exchange until its acquisition as a wholly-owned subsidiary of Steel Holdings. Mr. Lichtenstein is also a director of the Steel Foundation and of the Law Enforcement Foundation.

Glen M. Kassan. Mr. Kassan has served as a Director of the Company since March 2013 and as its Vice Chairman since May 2014. He served as the Company’s Chief Administrative Officer from May 2014 until January 2015. Mr. Kassan served as a director of HNH from July 2005 until May 2015 and as the Company’s Vice Chairman of the Board since October 2005 until May 2015. He served as HNH’s Chief Executive Officer from October 2005 until December 2012. He has been associated with Steel Partners LLC (“Partners LLC”) and its affiliates since August 1999. He served as the Vice President, Chief Financial Officer and Secretary of a predecessor entity of Steel Holdings from June 2000 to April 2007. He served as a director of SL Industries from January 2002, and its Chairman of the Board from May 2008, until SL Industries was acquired by HNH in June 2016. He previously served as SL Industries’ Vice Chairman of the Board from August 2005 to May 2008, its President from February 2002 to August 2005, its interim Chief Executive Officer from June 14, 2010 to June 29, 2010 and its interim Chief Financial Officer from June 14, 2010 to August 30, 2010. We believe Mr. Kassan is qualified to serve as a director due to his years of experience and record of success in leadership positions in industrial and other public companies having attributes similar to the Company as well as the expertise he possesses in capital markets and corporate finance.

Class II Directors Continuing in Office until the 2019 Annual Meeting of Stockholders

Philip E. Lengyel. Mr. Lengyel has served as a Director of the Company since May 2014. Mr. Lengyel is currently Executive Vice President for Dick Cook Studios in Los Angeles, California, a next generation family multi-media company involved in creating, producing, marketing and distributing family entertainment. Since January 2009 Mr. Lengyel has also been self-employed as a consultant providing services to companies and organizations relating to marketing, branding strategies, promotions, sponsorships and public relations. Previously, Mr. Lengyel served over two decades in senior marketing and other business positions with Walt Disney World, most recently from March 1999 through April 2005, as Vice President of Alliance Development. Mr. Lengyel brings to the Board significant experience in the areas of marketing, advertising, promotions, publicity, branding and business development.

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Jack L. Howard. Mr. Howard has served as a director of the Company since December 15, 2017. He has served as President of Steel Holdings since July 15, 2009 and has been a member of Steel Holdings’ board of directors since October 18, 2011. He also served as Steel Holdings’ Assistant Secretary from July 15, 2009 until September 19, 2011 and its Secretary from September 19, 2011 until January 2012. Mr. Howard has been associated with Steel Holdings and its predecessors and affiliates since 1993. Mr. Howard has been a director of HNH since July 2005 and previously served as Vice Chairman of the HNH Board and as HNH’s Principal Executive Officer. Mr. Howard has been a director of Steel Excel since December 2007 and previously served as Vice Chairman of the Steel Excel Board and Principal Executive Officer of Steel Excel. Since February 15, 2018, Mr. Howard has been the Executive Chairman of WebBank, a wholly-owned subsidiary of Steel Holdings. He is the President of SP General Services, LLC (“SPGS”). Mr. Howard graduated from the University of Oregon with a bachelor’s degree in finance.

William T. Fejes, Jr. Mr. Fejes has served as a director of the Company since December 15, 2017. Mr. Fejes has served as the Chief Operating Officer of Steel Holdings since March 2019, and President of Steel Services, Ltd. (“Steel Services”), an indirect wholly owned subsidiary of Steel Holdings, since October 2017 and of Steel Holdings’ Diversified Industrial segment since October 2017. He has held similar positions in some of Steel Holdings’ subsidiaries since 2010, including serving as Senior Vice President of HNH and President and Chief Executive Officer of Handy & Harman Group Ltd. from June 2016 until October 2017, and as President SLI since June 2010 and served as Chief Executive Officer of SLI from June 2010 until October 2016. From 2007 until April 2010, Mr. Fejes was the Chief Operating Officer of Seakeeper, Inc., a company that designs, manufactures and markets motion stabilization equipment for boats under 50 meters in length. Prior to joining Seakeeper, Inc., Mr. Fejes was the President and Chief Executive Officer of TB Wood’s Corporation (“TB Wood’s”), a public company that designs, manufactures and markets industrial power transmission components, with plants in the United States, Mexico and Italy, from 2004 to 2007, and was a director of TB Wood’s from 2004 to 2005. Mr. Fejes also held various executive and management roles at Danaher Corporation, a public company that designs, manufactures and markets industrial and consumer products, for 18 years. From March 2009 to February 2015, Mr. Fejes served as a director of Broadwind Energy, a public company for which he also served as the Chairman of the Governance /Nominating Committee, as a member of the Audit Committee and as a member of the Compensation Committee. From 2008 to 2010, Mr. Fejes was a Director of Automation Solutions, Inc., a privately held distributor of factory automation equipment. Mr. Fejes holds a bachelor’s and a master’s degree of science in electrical engineering from the Massachusetts Institute of Technology.

Class III Directors Continuing in Office until the 2020 Annual Meeting of Stockholders

Jeffrey J. Fenton. Mr. Fenton has served as a Director of the Company since November 2010. Mr. Fenton was initially appointed to the Board pursuant to a Settlement Agreement among the Company, LCV Capital Management, LLC, Raging Capital Management, LLC and certain of their affiliates, dated October 20, 2010. In January 2013, he was appointed as Senior Vice President, Business Development of United Rentals, Inc., a construction and industrial equipment rental company. Since March 2004, Mr. Fenton has served as a Principal of Devonshire Advisors LLC, an advisory services firm. From March 2004 to April 2008, Mr. Fenton also served as Senior Advisor to Cerberus Capital Management L.P., a leading private investment firm. Mr. Fenton served as a director of Bluelinx Holdings Inc., Formica Corporation, IAP Worldwide Services, Global Motorsports Group, Inc. and Transamerica Trailer Leasing Co. Mr. Fenton brings to the Board significant finance, international business and leadership experience, having served as a senior advisor at a leading private investment firm as well as chief executive officer of a major industrial company.

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Jeffrey S. Wald. Mr. Wald has served as a Director of the Company since February 2012. Mr. Wald was elected to the Board at the Company’s 2011 annual meeting of stockholders after being nominated for election by Peerless Systems Corporation. Since May 2010, Mr. Wald has been the Chief Operating Officer and Chief Financial Officer of Work Market, Inc., an enterprise software platform that enables companies to manager their on-demand labor, and of which he is the Founder. From May 2008 to May 2010, Mr. Wald was a Managing Director at Barington Capital Group, L.P. an activist hedge fund manager. From March 2007 through May 2008, Mr. Wald was the Chief Operating Officer and Chief Financial Officer of Spinback, Inc., an internet commerce company (sold to Buddy Media Corporation), of which he is also the Founder. From January 2003 to March 2007, Mr. Wald was a Vice President at The GlenRock Group, a private equity firm which invests in undervalued, middle market companies as well as emerging and early stage companies. Earlier in his career, Mr. Wald held positions in the mergers and acquisitions department at J.P. Morgan Chase & Co. Mr. Wald is currently a director of Work Market, Inc. and CoStar Technologies, Inc., where he also serves on the audit committee. From 2010 to 2012, Mr. Wald served as a director of Peerless Systems Corporation and from 2009 to 2010 he served on the board of Register.com. Mr. Wald brings to the Board substantial experience in the area of venture capital, technology, principal investing and operations.

CORPORATE GOVERNANCE AND BOARD MATTERS

The Company maintains a corporate governance page on its website which includes key information about its corporate governance initiatives, including its Code of Business Conduct and Ethics, Corporate Governance Guidelines, and charters for each of the Audit Committee, the Compensation Committee and the Governance Committee of the Board. The corporate governance page can be found by clicking on “Governance” under the Investor Relations & Press link on our website at www.moduslink.com.

The Company has policies and practices that promote good corporate governance and are compliant with the listing requirements of Nasdaq and the corporate governance requirements of the Sarbanes-Oxley Act of 2002, including:

•	The Board has adopted clear corporate governance policies;
•	All members of the Audit Committee, the Human Resources and Compensation Committee, and the Nominating and Corporate Governance Committee are independent;
•	The independent members of the Board meet regularly without the presence of management;
•	The Company has a code of business conduct and ethics, which applies to all employees, is monitored by its internal audit function and Chief Compliance Officer and is annually affirmed by its employees;
•	The charters of the Board committees clearly establish their respective roles and responsibilities;
•	The Company has an ethics hotline available to all employees, and the Company’s Audit Committee has procedures in place for the anonymous submission of employee complaints on accounting, internal accounting controls, or auditing matters;
•	The Company’s internal audit control function maintains critical oversight over the key areas of its business and financial processes and controls, and reports directly to the Company’s Audit Committee; and
•	The Company also has stock ownership guidelines for its non-employee Directors and executive officers.

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Board Leadership Structure

Mr. Lichtenstein served as non-executive Chairman of the Board from March 12, 2013, until June 17, 2016, at which time he was appointed a non-employee Executive Chairman of the Board. Upon the resignation of James Henderson, the former President and Chief Executive Officer of the Company, on December 4, 2018, Mr. Lichtenstein assumed the additional role of Interim Chief Executive Officer of the Company.

Duties of the Executive Chairman include, among other duties, (i) collaborating with our Chief Executive Officer on the Company’s strategic and operational positioning, product road map, management organization with enterprise-wide accountability, acquisitions and legal matters (ii) calling, chairing and setting the agenda for meetings of the Board, (iii) setting the agenda for and chairing meetings of the Directors in executive session, (iv) chairing the annual meeting of stockholders, (v) briefing the Chief Executive Officer on issues arising from and/or discussed in executive sessions of the Directors, (vi) facilitating discussions among Directors on key issues regarding the Company, (vii) facilitating communications between other members of the Board and the Chief Executive Officer (however, each Director is free to communicate directly with the Chief Executive Officer), (viii) in the event a stockholder seeks to communicate with the Board, accepting and responding to such communications, (ix) reviewing periodically the Company’s business plan, financial performance and other activities with the Chief Executive Officer, (x) recommending Board committee assignments for consideration by the Nominating and Corporate Governance Committee (provided, however, that no such recommendation shall be required in order for such committee to carry out its duties with respect to committee composition) and (xi) in consultation with the other Directors and the Chief Executive Officer, developing Board agendas. During such period as Mr. Lichtenstein serves as Interim Chief Executive Officer of the Company, those duties described above that relate to the relationship between the Company’s Executive Chairman and the Company’s Chief Executive Officer are not applicable. At such time as the Company returns to separating the positions of Executive Chairman and the Chief Executive Officer, those duties described above that relate to the relationship between the Company’s Executive Chairman and the Chief Executive Officer will once again apply.

Mr. Kassan has served as Vice-Chairman of the Board since May 2, 2014. The duties of the Vice-Chairman include, among other things, providing assistance to the Chairman in performing the duties described above.

Controlled Company and Director Independence

The Board has determined that each of Jeffrey J. Fenton, Philip E. Lengyel and Jeffrey S. Wald, satisfy the criteria for being an “independent director” under the standards of Nasdaq and has no material relationship with the Company other than by virtue of his service on the Board.

As a result of the Preferred Stock Transaction and Warrant Repurchase described below under the section entitled “Certain Relationships And Related Transactions,” SPHG Holdings and its affiliates beneficially own approximately [•]% of our outstanding shares of Common Stock, which includes shares of Common Stock underlying currently convertible Series C Convertible Preferred Stock of the Company (referred to herein as the Series C Preferred Stock). As a result, we are a “controlled company” within the meaning of Rule 5615(c) of the Nasdaq Stock Market Listing Rules. Under the Nasdaq rules, a company of which more than 50% of the voting power for the election of directors is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain Nasdaq corporate governance requirements, including: (i) the requirement that a majority of the Board consist of independent directors; (ii) the requirement that we have director nominees selected or recommended for the Board’s selection, either by a majority vote of only the independent directors or by a nomination committee comprised solely of independent directors, with a written charter or Board resolution addressing the nominations process; and (iii) the requirement that we have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities.

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We currently rely on some of these exemptions. Although our Governance Committee and our Compensation Committee consist entirely of independent directors, we do not currently have a majority of independent directors on the Board.

Board and Committee Meetings

During the fiscal year ended July 31, 2018 (“Fiscal 2018”), the Board held nine (9) meetings (including by telephone conference). During Fiscal 2018, each incumbent Director attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings of the committees on which he or she served. During Fiscal 2018, the Directors of the Company met periodically, as they deemed necessary, outside of the presence of the executive officers of the Company. The Company’s Directors are strongly encouraged to attend the Company’s annual meetings of Stockholders. Six of the Company’s Directors serving at the time of the 2018 Annual Meeting of Stockholders attended such meeting in person or via teleconference.

Committees of the Board of Directors

The standing committees of the Board are the Audit Committee, the Compensation Committee, and the Governance Committee. Each committee reports regularly to the full Board on its activities.

Audit Committee

The Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which assists the Board in fulfilling its responsibilities to stockholders concerning the Company’s financial reporting and internal controls and facilitates open communication among the Audit Committee, Board, outside auditors and management. The Audit Committee discusses with management and the Company’s outside auditors the financial information developed by the Company, the Company’s systems of internal controls and the Company’s audit process. The Audit Committee is solely and directly responsible for appointing, evaluating, retaining and, when necessary, terminating the engagement of the independent auditor. The independent auditors meet with the Audit Committee (both with and without the presence of the Company’s management) to review and discuss various matters pertaining to the audit, including the Company’s financial statements, the report of the independent auditors on the results, scope and terms of their work, and their recommendations concerning the financial practices, controls, procedures and policies employed by the Company. The Audit Committee oversees the internal audit functions and the senior-most internal auditor reports directly to the Audit Committee. The Audit Committee pre-approves all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest, tax and non-audit) to be provided to the Company by the independent auditor. The Audit Committee coordinates the Board’s oversight of the Company’s internal control over financial reporting, disclosure controls and procedures and code of conduct. The Audit Committee is charged with establishing procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting, internal accounting controls or auditing matters. The Audit Committee also reviews all related party transactions on an ongoing basis and all such transactions must be approved or ratified by the Audit Committee. On October 11, 2016, the Board adopted a Related Person Transaction Policy that is administered by the Audit Committee and applies to all related party transactions. The Related Person Transaction Policy was adopted in part to address Auditing Standard No. 18 (Related Parties). The responsibility to review, approve and ratify related party transactions was previously held by the Related Party Transactions Committee from November 20, 2014, until October 11, 2016. On April 19, 2019, the Board authorized a special committee of the Board (the “Special Committee”), consisting solely of independent directors not affiliated with Steel Holdings or its affiliates, to review, negotiate, approve or reject transactions between the Company and Steel Holdings or its affiliates.

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 The Audit Committee is authorized, without further action by the Board, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. The Board has adopted a written charter for the Audit Committee, a copy of which can be found by clicking on “Governance” under the Investor Relations & Press link on our website at www.moduslink.com. The contents of our website are not part of this Proxy Statement, and our internet address is included in this document as an inactive textual reference only. The Audit Committee currently consists of Jeffrey S. Wald (Chair), Jeffrey J. Fenton, and Philip E. Lengyel each of whom is independent as defined in applicable Nasdaq listing standards and Rule 10A-3 under the Securities Exchange Act of 1934, as amended. Mr. Lengyel was appointed to the Audit Committee on March 6, 2018 to fill the vacancy created by Mr. Bergamo’s passing. Prior to his passing, Mr. Bergamo served as Chairman of the Audit Committee and was independent as determined in accordance with the Audit Committee charter and applicable Nasdaq rules. The Audit Committee met five (5) times during Fiscal 2018.

Audit Committee Financial Expert

The Board has determined that Jeffrey S. Wald is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K. Mr. Wald is independent as defined in applicable Nasdaq listing standards.

Human Resources and Compensation Committee

The Board has a Human Resources and Compensation Committee (the “Compensation Committee”), which administers the Company’s equity incentive plans, cash incentive plans, performance-based restricted stock program and other equity-based awards. The Compensation Committee approves, or recommends to the Board for approval, the salaries, bonuses and other compensation arrangements and policies for the Company’s executive officers. The Compensation Committee also makes recommendations to the Board regarding Director compensation. The Compensation Committee is authorized, without further action by the Board, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. The Board has adopted a written charter for the Compensation Committee, a copy of which can be found by clicking on “Governance” under the Investor Relations & Press link on our website at www.moduslink.com. Compensation Committee currently consists of Jeffrey J. Fenton (Chair) and Philip E. Lengyel, each of whom is an independent director as determined in accordance with the Compensation Committee charter and applicable Nasdaq rules. The Compensation Committee met two (2) times during Fiscal 2018.

Prior to Mr. Bergamo passing in Fiscal 2018, he served as a member of the Compensation Committee and was independent as determined in accordance with the Compensation Committee charter and applicable Nasdaq rules.

Our Chief Executive Officer and Chief Financial Officer regularly attended Compensation Committee meetings to provide information and recommendations, including with regard to management incentive plans. The Compensation Committee was not bound by such recommendations.

The Compensation Committee’s historical practice and policy has been to engage an outside compensation consultant to advise it as needed and to conduct a comprehensive review of executive compensation. In intervening years, it is the Compensation Committee’s practice to adjust the data from the prior year, as it deems necessary, to reflect prevailing market trends for executive compensation.

Pursuant to its charter, the Compensation Committee has the sole authority to retain, terminate, obtain advice from, oversee and compensate its outside advisors, including its compensation consultant. The Company has provided appropriate funding to the Compensation Committee to do so.

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As more fully described in the section entitled “Components of Executive Compensation – Benchmarking,” the Company, at the direction of the Compensation Committee, retained Hay Group (now known as Korn Ferry) as its independent executive compensation consultant in 2014, Korn Ferry (formerly known as the Hay Group) was again consulted during the fiscal year ended July 31, 2015 (“Fiscal 2015”) and during the fiscal year ended July 31, 2016 (“Fiscal 2016”), but was not consulted in the fiscal year ended July 31, 2017 (“Fiscal 2017”) or Fiscal 2018. Korn Ferry was again consulted in November 2018 in connection with determining an appropriate level of compensation for the Company’s Interim Chief Executive Officer, but this process has not been finalized.

None of the Company’s management participated in the Compensation Committee’s decision to retain Korn Ferry. Korn Ferry reported directly to the Compensation Committee. Korn Ferry attended meetings of the Compensation Committee, as requested, and communicated with the Chair of the Compensation Committee between meetings; however, the Compensation Committee made, and continues to make, all decisions regarding the compensation of the Company’s executive officers. The Compensation Committee may replace Korn Ferry or hire additional consultants at any time.

Korn Ferry provided executive compensation services to the Compensation Committee with respect to the Company’s executive officers pursuant to a written consulting agreement with the Compensation Committee. The services Korn Ferry provided under the agreement include advising the Compensation Committee regarding peer group development and validation, conducting an annual review of compensation for our executive officers, and providing survey compensation market data.

The Compensation Committee regularly reviews the services provided by its outside consultants and believes that Korn Ferry is independent in providing executive compensation consulting services. The Compensation Committee conducted a specific review of its relationship with Korn Ferry and determined that Korn Ferry’s work for the Compensation Committee did not raise any conflicts of interest, consistent with the guidance provided under the Dodd-Frank Act, the SEC and the Nasdaq. In making this determination, relying in part on representations from Korn Ferry, the Compensation Committee noted that:

•	Korn Ferry did not provide any services to the Company or its management other than service to the Compensation Committee, and its services were limited to executive compensation consulting. Specifically, it does not provide, directly or indirectly through affiliates, any non-executive compensation services, including, but not limited to, pension consulting or human resource outsourcing;
•	Fees from the Company were significantly less than 1% of Korn Ferry’s total revenue;
•	Korn Ferry maintains a Conflicts Policy which was provided to the Compensation Committee with specific policies and procedures designed to ensure independence;
•	None of Korn Ferry consultants on the Company matter had any business or personal relationship with Compensation Committee members;
•	None of Korn Ferry consultants on the Company matter, or Korn Ferry, had any business or personal relationship with executive officers of the Company that would create a conflict of interest; and
•	None of Korn Ferry consultants on the Company matter directly own Company stock.

The Compensation Committee reviews executive compensation on an ongoing basis and consults with its independent consultant as deemed necessary. The Compensation Committee also periodically reviews the results of the Company’s management succession planning activities as it relates to the management team, and shares its findings with the full Board.

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Nominating and Corporate Governance Committee

The Board has a Nominating and Corporate Governance Committee (the “Governance Committee”), which makes recommendations to the Board concerning all facets of the Director-nominee selection process, develops and recommends to the Board corporate governance principles applicable to the Company and oversees the evaluation of the Board and management. The Governance Committee has the authority to engage such independent legal and other advisors as it deems necessary or appropriate to carry out its responsibilities. The Governance Committee is responsible for overseeing an annual self-evaluation of the Board to determine whether it and its committees are functioning effectively and determines the nature of the evaluation, supervises the conduct of the evaluation and prepares an assessment of the performance of the Board, which is discussed with the Board. The Governance Committee also oversees the Company’s enterprise risk management program and activities. The Governance Committee may, at the request of the Board, periodically review and make recommendations to the Board relating to management succession planning, including policies and principles for Chief Executive Officer selection and performance review, as well as policies regarding succession in the event of an emergency or the retirement of the Chief Executive Officer. The Board has adopted a written charter for the Governance Committee, a copy of which can be found by clicking on “Governance” under the Investor Relations & Press link on our website at www.moduslink.com.

In recommending candidates for election to the Board, the Governance Committee considers nominees recommended by directors, officers, employees, stockholders and others, using the same criteria to evaluate all candidates. The Governance Committee reviews each candidate’s qualifications, including whether a candidate possesses any of the specific qualities and skills desirable in certain members of the Board. Evaluations of candidates generally involve a review of background materials, internal discussions, and interviews with selected candidates as appropriate. Upon selection of a qualified candidate, the Governance Committee would recommend the candidate for consideration by the full Board. The Governance Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees. The Board requires that all nominees for the Board have a reputation for integrity, honesty and adherence to high ethical standards. In addition, nominees should also have demonstrated business acumen, experience and ability to exercise sound judgment in matters that relate to the current and long-term objectives of the Company and should be willing and able to contribute positively to the decision-making process of the Company. The Governance Committee will consider nominees for the Board recommended by stockholders in accordance with the Fourth Amended and Restated Bylaws of the Company (the “Bylaws”).

Stockholders wishing to propose Director candidates for consideration by the Governance Committee may do so by writing, by deadlines specified in the Company’s Bylaws, to the Secretary of the Company and providing information concerning the nominee and his or her proponent(s) required by the Company’s Bylaws. The Company’s Bylaws set forth further requirements for stockholders wishing to nominate director candidates for consideration by stockholders including, among other things, that a stockholder must give timely written notice of an intent to make such a nomination to the Secretary of the Company. See “Proposals of Stockholders for 2019 Annual Meeting and Nomination of Directors” in this Proxy Statement for more information.

The Governance Committee currently consists of Philip E. Lengyel and Jeffrey S. Wald, each of whom is independent as defined in applicable Nasdaq listing standards. Prior to his passing, Mr. Bergamo served as a member of the Governance Committee and was independent as determined in accordance with the Compensation Committee charter and applicable Nasdaq rules. The Governance Committee met two (2) times during Fiscal 2018.

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Board’s Role in Risk Oversight

We believe that risk is inherent in innovation and the pursuit of long-term growth opportunities. The Company’s management is responsible for day-to-day risk management activities. The Board, acting directly and through its committees, is responsible for the oversight of the Company’s risk management. With the oversight of the Board, the Company has implemented practices and programs designed to help manage the risks to which we are exposed in our business and to align risk-taking appropriately with our efforts to increase stockholder value.

The Governance Committee has primary responsibility for initial consideration of all risk oversight matters and oversees our financial and risk management policies and enterprise risk management activities. As part of the overall risk oversight framework, the Governance Committee’s risk oversight responsibilities include, among other things, reviewing annually: (i) the categories of risk the Company faces; (ii) the design of the Company’s risk management functions; (iii) the internal communication of the Company’s risk management strategy; (iv) the risk policies and procedures adopted by management and the implementation of such policies and procedures; and (v) the reports of management, independent auditors, legal counsel and outside experts regarding risks the Company faces. Our management team reviews risks on a regular basis.

In addition, the Board participates in regular discussions with the Company’s senior management on many core subjects, including strategy, operations, finance, and legal and public policy matters, in which risk oversight is an inherent element. The Board believes that the leadership structure described above under “Board Leadership Structure” facilitates the Board’s oversight of risk management because it allows the Board, with leadership from the Executive Chairman and working through its committees, including the independent Governance Committee, to participate actively in the oversight of management’s actions.

Diversity

Diversity has always been very important to us. Although we have no formal separate written policy, pursuant to our Corporate Governance Guidelines, the Board annually reviews the appropriate skills and characteristics of the members of the Board, and diversity is one of the factors used in this assessment.

Director Stock Ownership Guidelines

In September 2008, the Compensation Committee adopted stock ownership guidelines for our Directors, which guidelines were updated in December 2010. The Compensation Committee believes that it is appropriate for the Directors to hold equity in the Company. Under these guidelines, as updated, the non-employee Directors’ ownership requirement is set at three times the annual retainer. All individuals will have five years from the later of the adoption of the guidelines or his or her first appointment or election as a Director to reach these ownership levels. In computing the amounts owned, the Company will consider the value of shares owned outright, restricted stock held by the individual, and in-the-money vested options.

Stockholder Communications with the Board

Stockholders may send written communications to the Board, the presiding director or any individual member of the Board to the following address: c/o Secretary, Steel Connect, Inc., 1601 Trapelo Road, Suite 170, Waltham, Massachusetts 02451. The Company will forward all such correspondence accordingly, except for mass mailings, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material.

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PROPOSAL 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Board recognizes that it is appropriate to seek the views of stockholders on the design and effectiveness of the Company’s executive compensation program. Per the Dodd-Frank Wall Street Reform and Consumer Protection Act enacted in July 2010 and Section 14A of the Exchange Act, we are required to provide our stockholders with the opportunity to approve, on an advisory basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement. This advisory vote on Named Executive Officer compensation is commonly referred to as a “say-on-pay” vote.

Consistent with the recommendation of the Board to stockholders that future stockholder votes on Named Executive Officer compensation be held annually, and in light of the voting results on the say on frequency proposal at the 2017 annual meeting of stockholders, the Company has determined that it will hold an annual advisory vote on the compensation of Named Executive Officers until the next required vote on the frequency of stockholder votes on Named Executive Officer compensation takes place at the 2023 annual meeting of stockholders.

As described in more detail under the heading “Compensation Discussion and Analysis” beginning on page 32 of this Proxy Statement, we believe our Named Executive Officer compensation program aligns with our short and long-term business goals, with a significant portion of compensation “at risk” and directly linked to our overall performance. As such, we believe our executive compensation properly aligns the interests of our executives with the interests of our stockholders.

The Board recommends that the stockholders vote in favor of the following resolution:

RESOLVED, that the stockholders hereby approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K and described in the Compensation Discussion and Analysis, the Summary Compensation Table and other related tables and disclosures in this Proxy Statement.

As an advisory vote, this proposal is not binding upon the Company or the Board. The Compensation Committee values the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our Named Executive Officers.

Vote Required

Approval of this Proposal 2 requires the affirmative vote of a majority of the votes cast. Abstentions and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.

The Board unanimously recommends that the stockholders vote FOR the approval, on an advisory basis, of the compensation of our Named Executive Officers.

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PROPOSAL 3

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed BDO USA, LLP, an independent registered public accounting firm, to audit the Company’s consolidated financial statements for the fiscal year ending July 31, 2019, and recommends that the stockholders vote FOR ratification of such appointment. If the stockholders do not ratify the selection of BDO USA, LLP as the Company’s independent registered public accounting firm, the appointment will be reconsidered by the Audit Committee. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s and its stockholders’ best interests. A representative of BDO USA, LLP, which served as the Company’s independent registered public accounting firm in fiscal 2018, is expected to be present at the 2018 Meeting, to be available to respond to appropriate questions from stockholders and to make a statement if he or she desires to do so.

Vote Required

Approval of this Proposal 3 requires the affirmative vote of a majority of the votes cast. Abstentions and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.

The Board unanimously recommends that the stockholders vote FOR the ratification of BDO USA, LLP to serve as the Company’s independent registered public accounting firm for the current fiscal year.

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Independent Registered Public Accounting Firm Fees

The following table presents fees for professional audit services and other services rendered by the Company’s independent registered public accountants for the fiscal years ended July 31, 2018 and 2017:

Fee Category	Fiscal 2018 Fees	Fiscal 2017 Fees
Audit Fees(1)	$3,389,040	$2,323,152
Audit-Related Fees(2)	264,392	11,500
Tax Fees(3)	61,142	0
All Other Fees	0	0
Total Fees	$3,714,574	$2,334,652

(1)	Audit Fees. Audit fees for Fiscal 2018 and Fiscal 2017 consist of fees billed for professional services rendered for the audit of the Company’s consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports, services that are normally provided by the Company’s auditors in connection with statutory and regulatory filings or engagements, and costs associated with compliance with Section 404 of the Sarbanes-Oxley Act of 2002.
(2)	Audit-Related Fees. Audit-related fees for Fiscal 2018 and Fiscal 2017 consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” Those audit-related services for Fiscal 2018 includes an audit of an employee benefit plan and due diligence services related to the Company’s acquisition of IWCO Direct Holdings, Inc. and its subsidiaries on December 15, 2017 (the “IWCO Acquisition”) and for Fiscal 2017 includes an audit of an employee benefit plan.
(3)	Tax Fees. Tax fees for Fiscal 2018 consist of professional services for state and local tax compliance services.

Audit Committee Policy on Pre-Approval of Services of Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit services to be provided by the Company’s independent registered public accounting firm or other firms, and all non-audit services to be provided by the Company’s independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Company’s independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. During Fiscal 2018 and Fiscal 2017, all services rendered by BDO USA, LLP to the Company were pre-approved by the Audit Committee.

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PROPOSAL 4

APPROVAL OF THE AMENDMENT TO THE COMPANY’S

RESTATED CERTIFICATE OF INCORPORATION

TO DECLASSIFY THE BOARD OF DIRECTORS

Board Declassification Proposal

Our Board has unanimously adopted and is recommending that our stockholders approve a proposed amendment to the Company’s Restated Certificate of Incorporation that would eliminate the classification of the Board and provide instead for the annual election of all Directors commencing with the Company’s 2020 annual meeting of stockholders (the “2020 Meeting”), which will be held after the fiscal year ending on July 31, 2020 (the “Declassification Amendment”). Pursuant to the laws of the State of Delaware, our state of incorporation, if our Board adopts an amendment to the Company’s Restated Certificate of Incorporation, the amendment must be submitted to our stockholders for their approval. The form of proposed amendment to the Company’s Restated Certificate of Incorporation to effect the declassification of the Board is attached as Appendix I to this Proxy Statement. However, the text of the proposed amendment is subject to revision to include such changes as may be required by the Secretary of State of the State of Delaware and as our Board deems necessary and advisable to effect the proposed amendment of the Company’s Restated Certificate of Incorporation.

The Board is committed to good corporate governance. The Board recognizes that there is a growing sentiment among the investment community in favor of annual elections, and that many U.S. public companies have eliminated their classified Board structures in recent years, based on the argument that classified boards have the effect of reducing the accountability of directors to stockholders. The Board believes that implementing annual elections for all directors would support the Board’s ongoing effort to adopt “best practices” that are in-line with evolving corporate governance practices. The Board recognizes that our classified board structure, which has been in place since 1994, may offer certain advantages, such as promoting continuity and stability in the management of the business and affairs of the Company and reducing vulnerability to coercive takeover tactics.

The last time the Board submitted a proposal to declassify the Board to the Company’s stockholders (at the Company’s 2015 annual meeting of stockholders), the proposal received an affirmative vote of approximately 44.7% of the Company’s stockholders, which, though short of the 75% required threshold, constituted the affirmative vote of over 91% of votes cast.

The proposed Declassification Amendment eliminates the classification of the Board effective upon the 2020 Meeting and provides for the annual election of all Directors beginning at that annual meeting. If this Proposal 4 is approved, the Declassification Amendment would become effective upon the filing of a certificate of amendment with the Secretary of State of the State of Delaware, which the Company expects to do promptly after stockholder approval is obtained. As indicated in Proposal 1 (Election of Directors), if this Proposal 4 is approved, Messrs. Lichtenstein and Kassan (the two nominees for Class I Directors standing for election at the 2018 Meeting), will, if elected, each serve until the Company’s 2019 Meeting and until his successor is duly elected and qualified.

If this Proposal 4 is approved by the Company’s stockholders at this 2018 Meeting, the declassification of the Board will be phased in as follows:

•	at the 2019 Meeting (to be held after the fiscal year ending on July 31, 2019), successors of the Directors whose terms expire at the 2019 Meeting (the Class I Directors and Class II Directors) will stand for election to hold office for a term expiring at the 2020 Meeting and until his or her successor is elected and qualified; and
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•	at the 2020 Meeting (to be held after the fiscal year ending on July 31, 2020), successors of the Directors whose terms expire at the 2020 Meeting (the Class I Directors, Class II Directors and Class III Directors) will stand for election to hold office for a term expiring at the next annual meeting of stockholders and until his or her successor is elected and qualified.

The proposed Declassification Amendment would not change the present number of Directors or the Board’s authority to change that number and to fill any vacancies or newly created directorships.

Delaware corporate law provides, unless otherwise provided in the certificate of incorporation, that members of a board that is classified may be removed only for cause. At present, because the Board is classified, and because the Company’s Restated Certificate of Incorporation does not otherwise provide, the members of the Board are removable only for cause. The proposed Declassification Amendment provides that, once the Board has become declassified at the 2020 Meeting, Directors may be removed with or without cause.

Approval of the Declassification Amendment will result in the amendment of Article SEVENTH of the Company’s Restated Certificate of Incorporation, as shown on Appendix I.

Vote Required

The Company’s Restated Certificate of Incorporation provides that any amendment to Article Seventh may only be approved by the affirmative vote of seventy-five percent (75%) of the Company’s outstanding voting stock. Therefore, approval of this Proposal 4 requires the affirmative vote of seventy-five percent (75%) of the outstanding shares of our Common Stock and Series C Preferred Stock (voting together as single class) entitled to vote at the 2018 Meeting. Abstentions and “broker non-votes” will have the same effect as votes against this proposal.

The Board unanimously recommends that the Stockholders vote FOR the approval of the amendment of the Company’s Restated Certificate of Incorporation to declassify the Board of Directors.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of June 3, 2019, with respect to the beneficial ownership of shares of Common Stock by: (i) 5% stockholders; (ii) the members of the Board of the Company, (iii) the Named Executive Officers (as defined under “Summary Compensation Table”); and (iv) all current executive officers and members of the Board of the Company, as a group.

	Amount and Nature of Beneficial Ownership(1)
Name of Beneficial Owner	Number of Shares	Percent of Class(2)
5% Stockholders
Steel Partners Holdings L.P. (3)	48,389,990	56.30%

Directors
Jeffrey J. Fenton (4)	282,272	*
Glen M. Kassan (5)	236,516	*
Philip E. Lengyel (6)	104,079	*
Warren G. Lichtenstein (7)	3,539,798	5.73%
Jeffrey S. Wald (8)	254,761	*
Jack L. Howard (9)	1,750,061	2.83%
William T. Fejes, Jr. (10)	470,061	*

Named Executive Officers**
James R. Henderson (11)	408,143	*
Louis J. Belardi (12)	232,779	*
James N. Andersen	0	*

Other Executive Officers
John Whitenack	0	*

All current executive officers and directors, as a group (10 persons) (13)	7,744,218	12.53%

________

*	Less than 1%

** On March 23, 2016, the Board appointed Mr. Henderson to serve as the Chief Executive Officer of  the Company’s principal operating subsidiary, ModusLink Corporation (“ModusLink”), and on June 17, 2016, the Board appointed Mr. Henderson to serve as the Company’s President and Chief Executive Officer. Mr. Henderson subsequently resigned from his position as Chief Executive Officer of ModusLink, effective October 31, 2018, and resigned from his positions as President and Chief Executive Officer of the Company, effective upon the filing of the Form 10-K on December 4, 2018. Mr. Lichtenstein, the Company’s Executive Chairman, assumed the additional role of Interim Chief Executive Officer of the Company effective upon Mr. Henderson’s resignation from the Company. Mr. Lichtenstein had previously served as the Company’s Interim CEO from March 28, 2016, to June 17, 2016.

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(1)

For purposes of this table, beneficial ownership is determined by rules promulgated by the Securities and Exchange Commission (the “SEC”), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after June 3, 2019, through the exercise of any stock option or other right (“Presently Exercisable Rights”). The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. The Company believes that each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of Common Stock listed as owned by such person or entity unless noted otherwise. Unless otherwise indicated, the address of each person listed in the table is c/o Steel Connect, Inc., 1601 Trapelo Road, Suite 170, Waltham, MA 02451.

(2)	Number of shares deemed outstanding consists of 61,802,196 shares of Common Stock as of June 3, 2019, plus any shares subject to Presently Exercisable Rights held by the person in question.
(3)	Based on information provided in the Schedule 13D filed by HNH, BNS Holdings, Inc. (“BNS”), Steel Partners, Ltd. (“SPL”), Steel Holdings, SPH Group LLC (“SPHG”), SPH Group Holdings LLC (“SPHG Holdings”), Partners LLC, and Warren G. Lichtenstein with the SEC on October 14, 2011 and all amendments thereto, including that certain Amendment No. 23 to Schedule 13D filed by HNH, WHX CS Corp. (“WHX CS”), SPL, Steel Holdings, SPHG, SPHG Holdings, Steel Holdings GP, Steel Excel, Inc. (“Steel Excel”), Mr. Lichtenstein, Mr. Kassan, Mr. Howard and Mr. Fejes filed on March 7, 2019; a Form 3 filed by Steel Excel on March 7, 2019; a Form 4 filed by Steel Holdings, SPHG, SPHG Holdings and Steel Holdings GP on March 4, 2019; a Form 4 filed by Mr. Lichtenstein on January 4, 2019; a Form 4 filed by Mr. Kassan on January 4, 2019; a Form 4 filed by Mr. Howard on January 4, 2019; and a Form 4 filed by Mr. Fejes on January 4, 2019. The principal business address of HNH and WHX CS is 1133 Westchester Avenue, Suite N222, White Plains, NY 10604. The principal business address of SPL, Steel Holdings, SPHG, SPHG Holdings and Partners LLC is 590 Madison Avenue, 32nd Floor, New York, NY 10022.

Mr. Lichtenstein is the Executive Chairman of Steel Holdings GP, the Chairman and a director of HNH, the Chairman of Steel Excel, and the Chief Executive Officer and a control person of SPL.

•	SPL owns 60,000 shares of Common Stock. Mr. Lichtenstein is the Chief Executive Officer and stockholder of SPL. Accordingly, Mr. Lichtenstein may be deemed to have shared investment and voting power with respect to such shares of Common Stock held indirectly by him. Mr. Lichtenstein disclaims beneficial ownership of the shares of Common Stock owned directly by SPL except to the extent of his pecuniary interest therein.
•

SPHG Holdings owns 2,245,990 shares of Common Stock and beneficially owns an additional 17,857,143 shares of Common Stock underlying currently convertible Series C Convertible Preferred Stock of the Company (referred to herein as the Series C Preferred Stock) and 6,293,706 shares of Common Stock underlying the currently convertible 2024 Note owned directly by SPHG Holdings (a Presently Exercisable Right). Steel Holdings owns 99% of the membership interests of SPHG. SPHG is the sole member of SPHG Holdings. Steel Holdings GP is the general partner of Steel Holdings, the managing member of SPHG and the manager of SPHG Holdings. Accordingly, by virtue the relationships discussed above, each of Steel Holdings, SPHG, and Steel Holdings GP may be deemed to beneficially own the shares of Common Stock owned directly by SPHG Holdings. Each of SPHG, Steel Holdings, and Steel Holdings GP disclaims beneficial ownership of the shares of Common Stock owned directly by SPHG Holdings except to the extent of his or its pecuniary interest therein.

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•	HNH owns 2,496,545 shares of Common Stock. SPHG Holdings owns 100% of the outstanding shares of Common Stock of Steel Excel. Steel Excel owns 100% of the outstanding shares of HNH. Steel Holdings owns 99% of the membership interests of SPHG. SPHG is the sole member of SPHG Holdings. Steel Holdings GP is the general partner of Steel Holdings, the managing member of SPHG and the manager of SPHG Holdings Accordingly, each of SPHG Holdings, Steel Holdings, SPHG, Steel Holdings GP and Steel Excel may be deemed to beneficially own the shares of Common Stock owned directly by HNH. Each of SPHG Holdings, Steel Holdings, SPHG, Steel Excel and Steel Holdings GP disclaims beneficial ownership of the shares of Common Stock owned directly by HNH.
•	WHX CS owns 5,940,170 shares of Common Stock. HNH owns 100% of the outstanding shares of Common Stock of WHX CS, and SPHG Holdings owns 100% of the outstanding shares of Common Stock of Steel Excel, and Steel Excel owns 100% of the outstanding shares of Common Stock of HNH. Steel Holdings owns 99% of the membership interests of SPHG. SPHG is the sole member of SPHG Holdings. Steel Holdings GP is the general partner of Steel Holdings, the managing member of SPHG and the manager of SPHG Holdings. Accordingly, by virtue of the relationships described above, each of HNH, SPHG Holdings, Steel Holdings, SPHG, Steel Excel and Steel Holdings GP may be deemed to beneficially own the shares of Common Stock owned directly by WHX CS. Each of HNH, SPHG Holdings, Steel Holdings, SPHG, Steel Excel and Steel Holdings GP disclaims beneficial ownership of the shares of Common Stock owned directly by WHX CS. Each of WHX CS, HNH, SPHG Holdings, SPHG, Steel Holding, Steel Excel and Steel Holdings GP is deemed to have shared power to vote and dispose of the shares owned directly by WHX CS. Each of HNH, SPHG Holdings, SPHG, Steel Holdings, Steel Excel and Steel Holdings GP is deemed to have shared power to vote and dispose of the shares owned directly by HNH. Each of SPHG Holdings, Steel Holdings, SPHG, Steel Excel and Steel Holdings GP is deemed to have shared power to vote and dispose of the shares owned directly by SPHG Holdings. Each of Steel Holdings and Steel Holdings GP is deemed to have shared power to vote and dispose of the shares owned directly by Steel Holdings. Each of SPL and Mr. Lichtenstein is deemed to have shared power to vote and dispose of the shares owned directly by SPL. Each of Messrs. Lichtenstein, Kassan, Howard and Fejes has the sole power to vote all shares he directly owns and has the sole power to dispose all shares (other than unvested restricted shares) he directly owns.
•	Steel Holdings directly owns 7,500,000 shares of Common Stock. Steel Holdings GP may be deemed to beneficially own the shares. Mr. Lichtenstein beneficially owns 3,181,995 shares of Common Stock. Mr. Kassan beneficially owns 178,713 shares of Common Stock. Mr. Howard beneficially owns 1,542,258 shares of Common Stock. Mr. Fejes beneficially owns 362,258 shares of Common Stock. As described above Mr. Lichtenstein may also be deemed to have shared investment and voting power with respect to 60,000 shares owned by SPL, and Mr. Lichtenstein disclaims beneficial ownership of the shares of Common Stock owned directly by SPL except to the extent of his pecuniary interest therein.
•

Each of Messrs. Lichtenstein, Howard and Fejes also hold shares of restricted stock that will automatically vest, in their entirety, on the day the price of the Company’s common stock shall have closed at or above $2.50 per share for any five consecutive business days after the grant date, subject to his continuous service with the Company from the grant date through the vesting date. Mr. Lichtenstein holds 300,000 shares of such restricted stock, Mr. Howard holds 150,000 shares of such restricted stock, and Mr. Fejes holds 50,000 shares of such restricted stock. Such shares of restricted stock held by each of Messrs. Lichtenstein, Howard and Fejes, are included in the amounts reflected in the table.

•

Messrs. Lichtenstein, Howard and Fejes each hold an additional 57,803 shares of restricted stock awarded pursuant to the ModusLink Global Solutions, Inc. Fourth Amended and Restated Director Compensation Plan, as amended (the "Director Compensation Plan"), which provides for automatic annual awards of restricted stock to directors. Such shares of restricted stock vest on January 2, 2020, provided that the recipient remains a director on such vesting date.

(4)

Consists of 224,469 shares of Common Stock owned directly by Mr. Fenton and 57,803 shares of restricted stock awarded pursuant to the Director Compensation Plan that vest on January 2, 2020, provided that Mr. Fenton remains a director on such vesting date.

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(5)	Consists of 178,713 shares of Common Stock owned directly by Mr. Kassan and 57,803 shares of restricted stock awarded pursuant to the Director Compensation Plan that vest on January 2, 2020, provided that Mr. Kassan remains a director on such vesting date. Mr. Kassan is a member of the Section 13(d) group described in Footnote 3 above that owns more than 10% of the Company’s outstanding Common Stock. Mr. Kassan disclaims beneficial ownership of the shares of Common Stock of the Company owned directly by the other members of the Section 13(d) group except to the extent of his pecuniary interest therein.
(6)	Consists of 46,276 shares of Common Stock owned directly by Mr. Lengyel and 57,803 shares of restricted stock awarded pursuant to the Director Compensation Plan that vest on January 2, 2020, provided that Mr. Lengyel remains a director on such vesting date.
(7)	Consists of 3,181,995 shares of Common Stock owned directly by Mr. Lichtenstein; 300,000 shares of restricted stock that will automatically vest, in their entirety, on the day the price of the Company’s common stock shall have closed at or above $2.50 per share for any five consecutive business days after the grant date, subject to Mr. Lichtenstein’s continuous service with the Company from the grant date through the vesting date; and 57,803 shares of restricted stock awarded pursuant to the Director Compensation Plan that vest on January 2, 2020, provided that Mr. Lichtenstein remains a director on such vesting date. Does not include 60,000 shares of Common Stock owned directly by SPL. Mr. Lichtenstein is the Chief Executive Officer and a control person of SPL. Accordingly, by virtue of the Mr. Lichtenstein’s relationship with SPL, Mr. Lichtenstein may be deemed to beneficially own the shares of Common Stock of the Company owned directly by SPL. Mr. Lichtenstein disclaims beneficial ownership of the shares of Common Stock of the Company owned directly by SPL except to the extent of his pecuniary interest therein. Mr. Lichtenstein is a member of the Section 13(d) group described in Footnote 3 above that owns more than 10% of the Company’s outstanding Common Stock. Mr. Lichtenstein disclaims beneficial ownership of the shares of Common Stock of the Company owned directly by the other members of the Section 13(d) group except to the extent of his pecuniary interest therein.
(8)	Consists of 196,958 shares of Common Stock owned directly by Mr. Wald and 57,803 shares of restricted stock awarded pursuant to the Director Compensation Plan that vest on January 2, 2020, provided that Mr. Wald remains a director on such vesting date.
(9)	Consists of 1,542,258 shares of Common Stock owned directly by Mr. Howard; 150,000 shares of restricted stock that will vest in their entirety, on the day the price of the Company’s common stock shall have closed at or above $2.50 per share for any five consecutive business days after the grant date, subject to Mr. Howard’s continuous service with the Company from the grant date through the vesting date; and 57,803 shares of restricted stock awarded pursuant to the Director Compensation Plan that vest on January 2, 2020, provided that Mr. Howard remains a director on such vesting date. Mr. Howard is a member of the Section 13(d) group described in Footnote 3 above that owns more than 10% of the Company’s outstanding Common Stock. Mr. Howard disclaims beneficial ownership of the shares of Common Stock of the Company owned directly by the other members of the Section 13(d) group except to the extent of his pecuniary interest therein.
(10)	Consists of 362,258 shares of Common Stock owned directly by Mr. Fejes; 50,000 shares of restricted stock that will automatically vest, in their entirety, on the day the price of the Company’s common stock shall have closed at $2.50 per share for any five consecutive business days after the grant date, subject to Mr. Fejes’ continuous service with the Company from the grant date through the vesting date; and 57,803 shares of restricted stock awarded pursuant to the Director Compensation Plan that vest on January 2, 2020, provided that Mr. Howard remains a director on such vesting date. Mr. Fejes is a member of the Section 13(d) group described in Footnote 3 above that owns more than 10% of the Company’s outstanding Common Stock. Mr. Fejes disclaims beneficial ownership of the shares of Common Stock of the Company owned directly by the other members of the Section 13(d) group except to the extent of his pecuniary interest therein.
(11)	Consists of 408,143 shares of Common Stock owned directly by Mr. Henderson, as reported on Form 4 filed by Mr. Henderson on October 9, 2018.
(12)	Consists of 232,779 shares of Common Stock owned directly by Mr. Belardi.
(13)	Consists of 7,744,218 shares of Common Stock held by Directors, Named Executive Officers (excluding Mr. Henderson) and Other Executive Officers listed in the table.
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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Management by Affiliates of Steel Holdings

As of the Record Date, Steel Holdings and its affiliates beneficially owned 48,389,990 shares of the Company’s Common Stock (including Presently Exercisable Rights), representing approximately 56.3% of our outstanding shares of Common Stock. Steel Holdings GP is the general partner of Steel Holdings. Warren G. Lichtenstein, the Executive Chairman of our Board, is also the Executive Chairman of Steel Holdings GP. Glen Kassan, our Vice Chairman of the Board and former Chief Administrative Officer, is also affiliated with Steel Holdings GP. Jack L. Howard, the President and a director of Steel Holdings GP, was appointed to the Board upon the closing of the Preferred Stock Transaction described below. William T. Fejes, an employee of a subsidiary of Steel Holdings, was appointed to the Board upon the closing of the Preferred Stock Transaction described below. Full biographical information for Messrs. Lichtenstein, Kassan, Howard and Fejes can be found above in Proposal 1 under the section entitled “Information Concerning the Directors and the Board’s Nominees.” Prior to his passing, Mr. Bergamo was a director of Steel Holdings and of the Company and also served as Chairman of the Company’s Audit Committee.

Note Transaction

As of July 31, 2018, SPHG Holdings held $14.9 million principal amount of the Company’s 5.25% Convertible Senior Notes (the “5.25% Notes”) of which an aggregate amount of approximately $65.6 million of principal and interest was due at maturity on March 1, 2019 (the “Maturity Date”). As the Company required funds in order to satisfy all of its obligations to the holders of the 5.25% Notes on the Maturity Date, SPHG Holdings advised the Company on December 12, 2018, that in addition to not requiring a cash payment on the 5.25% Notes on the Maturity Date, that SPHG Holdings would either agree to (a) the extension of the Maturity Date to a date later than January 15, 2020, or (b) the issuance of a replacement convertible security with a maturity date later than January 15, 2020. In connection with this agreement, the Company entered into that certain 7.50% Convertible Senior Note Due 2024 Purchase Agreement (the “7.50% Note Purchase Agreement”) with SPHG Holdings on February 28, 2019. Under the terms of the 7.50% Note Purchase Agreement, SPHG Holdings agreed to loan the Company $14,940,000 in exchange for a 7.50% Convertible Senior Note due 2024 (the 2024 Note and together with the Purchase Agreement, the “Note Transaction”).

The 2024 Note bears interest at the rate of 7.50% per year until the maturity date of March 1, 2024. The Company has the right to prepay the 2024 Note at any time, upon 10 days’ prior written notice, in whole or in part, without penalty or premium, at a price equal to 100% of the then outstanding principal amount of the 2024 Note plus accrued and unpaid interest. The 2024 Note is an unsecured and unsubordinated obligation of the Company, and will rank equal in right of payment with the Company’s other unsecured and unsubordinated indebtedness, but will be effectively subordinated in right of payment to any existing and future secured indebtedness and liabilities to the extent of the value of the collateral securing those obligations, and structurally subordinated to the indebtedness and other liabilities of the Company’s subsidiaries. The 2024 Note contains other customary terms and conditions, including customary events of default.

The 2024 Note is convertible into shares of the Company’s common stock at an initial conversion rate of 421.2655 shares of common stock per $1,000 principal amount of the 2024 Note (which is equivalent to an initial conversion price of approximately $2.37 per share), subject to adjustment upon the occurrence of certain events. The initial conversion price represents a conversion premium of 25% over the volume weighted average price of the Company’s common stock for the 20 trading days ending February 27, 2019.

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SPHG Holdings has the right to require the Company to repurchase the 2024 Note upon the occurrence of certain fundamental changes, subject to certain conditions, at a repurchase price equal to 100% of the principal amount of the 2024 Note plus accrued and unpaid interest. The Company will have the right to elect to cause the mandatory conversion of the 2024 Note in whole, and not in part, at any time on or after March 6, 2022, subject to certain conditions including that the stock price of the Company exceeds a certain threshold.

The Board established a special committee of the Board (the Special Committee), consisting solely of independent directors not affiliated with SPHG Holdings, to review and consider a financing transaction including SPHG Holdings.

The terms and conditions of the Note Transaction were determined by the Special Committee to be fair and in the best interests of the Company, and the Special Committee recommended that the Board approve the Note Transaction and the transactions contemplated thereby. The Board approved such transactions. Mr. Lichtenstein, our Interim Chief Executive Officer and the Executive Chairman of our Board, is also the Executive Chairman of Steel Holdings GP. Messrs. Howard and Fejes, both directors of the Company, are also affiliated with Steel Holdings GP.

Preferred Stock Transaction and Warrant Repurchase

On December 15, 2017, the Company entered into a Preferred Stock Purchase Agreement (the “Purchase Agreement”) with SPHG Holdings, pursuant to which the Company issued 35,000 shares of the Company’s newly created Series C Convertible Preferred Stock, par value $0.01 per share (the Series C Preferred Stock), to SPHG Holdings at a price of $1,000 per share, for an aggregate purchase consideration of $35.0 million (the “Preferred Stock Transaction”).  The terms, rights, obligations and preferences of the Series C Preferred Stock are set forth in a Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock of the Company (the “Series C Certificate of Designations”), which has been filed with the Secretary of State of the State of Delaware.

Under the Series C Certificate of Designations, each share of Series C Preferred Stock can be converted into shares of the our Common Stock, at an initial conversion price equal to $1.96 per share, subject to appropriate adjustments for any stock dividend, stock split, stock combination, reclassification or similar transaction. Holders of the Series C Preferred Stock will also receive dividends at 6% per annum payable in cash or Common Stock. If at any time the closing bid price of the Company’s Common Stock exceeds 170% of the conversion price for at least five consecutive trading days (subject to appropriate adjustments for any stock dividend, stock split, stock combination, reclassification or similar transaction), the Company has the right to require each holder of Series C Preferred Stock to convert all, or any whole number, of shares of the Series C Preferred Stock into Common Stock. The Series C Preferred Stock is currently convertible into 17,857,143 shares of Common Stock.

The Preferred Stock Transaction was approved and recommended to the Board by a special committee of the Board (the Special Committee) consisting solely of independent directors not with Steel Holdings GP, which controls the power to vote and dispose of the securities held by SPHG Holdings and its affiliates.

On December 15, 2017, contemporaneously with the closing of the Preferred Stock Transaction, the Company entered into a Warrant Repurchase Agreement (the “Warrant Repurchase”) with Steel Holdings, an affiliate of SPHG Holdings, pursuant to which the Company repurchased for $100 the warrant to acquire 2,000,000 shares of the Common Stock (the “Warrant”) that the Company had previously issued to Steel Holdings. The Warrant, which was to expire in 2018, was terminated by the Company upon repurchase.

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 As of December 14, 2017 (prior to the closing of the Preferred Stock Transaction), SPHG Holdings and its affiliates beneficially owned approximately 35.62% of our outstanding shares of Common Stock. Upon closing of the Preferred Stock Transaction and the Warrant Repurchase and following the previously reported equity grants to Messrs. Lichtenstein, Howard and Fejes on December 15, 2017, SPHG Holdings and its affiliates beneficially owned approximately 52% of our outstanding shares of Common Stock, and the Company may be deemed to be a controlled company under Nasdaq rules.

Management Services Agreement

On December 24, 2014, we entered into a Management Services Agreement with SP Corporate Services LLC (“SP Corporate”), an indirect wholly owned subsidiary of Steel Holdings, effective as of January 1, 2015 (as amended, the “Management Services Agreement”).

The Management Services Agreement had an initial term of six months. On June 30, 2015, we entered into an amendment that extended the term of the Management Services Agreement to December 31, 2015, and provided for automatic renewal for successive one year periods, unless and until terminated in accordance with the terms set forth therein, which include, under certain circumstances, the payment by the Company of certain termination fees to SP Corporate. On March 10, 2016, we entered into a Second Amendment to the Management Services Agreement with SPH Services, Inc. (“SPH Services”), the parent of SP Corporate and an affiliate of SPHG Holdings, pursuant to which SPH Services assumed rights and responsibilities of SP Corporate and the services provided by SPH Services to the Company were modified pursuant to the terms of the Amendment. Also on March 10, 2016, we entered into a Transfer Agreement with SPH Services pursuant to which we agreed to the transfer to the Company of certain individuals who provide corporate services to the Company. SP Corporate and Partners LLC merged with and into SPH Services, with SPH Services surviving. SPH Services has since changed its name to Steel Services, Ltd. (Steel Services).

Warren Lichtenstein, our Executive Chairman of the Board and Interim Chief Executive Officer, is affiliated with Steel Holdings, and was the Chief Executive Officer of SP Corporate and Chief Executive Officer of Steel Services. In addition, Glen Kassan, our Vice Chairman of the Board and former Chief Administrative Officer, is also affiliated with Steel Holdings. Under the Management Services Agreement, Steel Services furnishes us with personnel to perform additional services, which include, without limitation:

•	Services related to corporate treasury functions and financing matters;
•	Support of M&A functions; and
•	Legal services, including but not limited to advising the Company on risk management, governance and compliance generally, assisting with public company reporting requirements, advising on investigations and litigation, and advising on major business transactions.

The Management Services Agreement was approved by the Related Party Transactions Committee, a special committee of the Board comprised entirely of independent directors having no affiliation with SP Corporate or its affiliates. Performance of services under the Management Services Agreement by Steel Services and its personnel are now subject to the oversight of the Audit Committee, and the authority of Steel Services and its personnel to incur any obligation or enter into any transaction is subject to the prior approval of the Audit Committee or a prior written delegation of authority of the Audit Committee delivered to Steel Services. In connection with entry into the Management Services Agreement, eight employees of the Company were transferred to SP Corporate, at which time SP Corporate assumed the majority of costs associated with compensating those employees and providing applicable benefits. The services that such persons provide to the Company are provided on a non-exclusive basis. However, pursuant to the terms of the Management Services Agreement, all such persons are required to devote such time and effort as is reasonably necessary to fulfill the statutory and fiduciary duties applicable to them in performing such services.

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A third amendment to the Management Services Agreement, effective September 1, 2017 (the “Third Amendment”), reduced the fixed monthly fee paid by the Company to Steel Services under the Management Services Agreement from $175,000 per month to $95,641 per month. The monthly fee is subject to review and adjustment by agreement between the Company and Steel Services for periods commencing in Fiscal 2016 and beyond. Additionally, we may be required to reimburse Steel Services and its affiliates for all reasonable and necessary business expenses incurred on our behalf in connection with the performance of the services under the Management Services Agreement, including travel expenses.

The Management Services Agreement provides that, under certain circumstances, we may be required to indemnify and hold harmless Steel Services and its affiliates and employees from any claims or liabilities by a third party in connection with activities or the rendering of services under the Management Services Agreement.

Our Related Party Transactions Committee approved the entry into the Management Services Agreement, the first two amendments to the Management Services Agreement and the Transfer Agreement. The Audit Committee approved the Third Amendment. The Related Party Transactions Committee concluded that by consolidating back office functions and corporate overhead between SP Corporate (now Steel Services) and the Company, the Company likely would achieve cost savings over time. In negotiating and approving the Management Services Agreement, the Related Party Transactions Committee, consisting of Jeffrey J. Fenton, Philip E. Lengyel and Jeffrey S. Wald, each of whom is an independent director as defined by the rules of Nasdaq, considered, among other things, issues such as the scope of the services to be provided by SP Corporate and SPH Services to the Company, the pricing of the arrangement under the Management Services Agreement, and the limits of authority for the outsourced personnel.

On December 15, 2017, the Board, upon the recommendation of the Special Committee and the Compensation Committee, approved restricted stock grants and market performance based restricted stock grants to non-employee directors Messrs. Howard, Fejes and Lichtenstein, the Executive Chairman of the Board, as more fully described below in the section entitled “Executive Compensation - Director Compensation for Fiscal 2018.” Messrs. Howard and Lichtenstein are affiliated with Steel Holdings GP, which is a wholly-owned subsidiary of Steel Holdings. Mr. Fejes is currently affiliated with Steel Services, an indirect wholly owned subsidiary of Steel Holdings. These awards were measured based on the fair market value on the Grant Date.

Air Travel

During Fiscal 2018, the Company reimbursed SPGS, a wholly owned subsidiary of SPL, for air travel in the amount of $547,524.78, which was primarily related to the IWCO acquisition and its integration.

Review, Approval or Ratification of Transactions with Related Persons

The Audit Committee reviews all related party transactions on an ongoing basis and all such transactions must be approved or ratified by the Audit Committee. On October 11, 2016, the Board adopted a Related Person Transaction Policy that is administered by the Audit Committee and applies to all related party transactions. The Related Person Transaction Policy was adopted in part to address Auditing Standard No. 18 (Related Parties). The responsibility to review, approve and ratify related party transactions was previously held by the Related Party Transactions Committee from November 20, 2014, until October 11, 2016.

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A “related-party transaction” is a transaction that meets the minimum threshold for disclosure under the relevant SEC rules (generally, transactions involving amounts exceeding $120,000 in which a “related person” or entity has a direct or indirect material interest). “Related persons” include the Company’s executive officers, directors, nominees for directors, 5% or more beneficial owners of our Common Stock, immediate family members of these persons and entities in which one of these persons has a direct or indirect material interest.

During the period between the August 1, 2016 and October 11, 2016, the Related Party Transactions Committee was responsible to review, approve and ratify related-party transactions. The Related Party Transactions Committee reviewed the material facts of any related-party transaction and either approves or disapproves of the entry into the transaction. In the course of reviewing the related-party transaction, the Related Party Transactions Committee considered whether (i) the transaction was fair and reasonable to the Company, (ii) under all of the circumstances the transaction was in, or not inconsistent with, the Company’s best interests, and (iii) the transaction will be on terms no less favorable to the Company than could have been obtained in an arms’ length transaction with an unrelated third party. If advance approval of a related-party transaction was not feasible, then the transaction was considered and, if the Related Transactions Party Committee determined it to be appropriate, it was then ratified by the Related Party Transactions Committee. No director participated in the approval of a transaction for which he or she is a related party. When a related-party transaction was ongoing, any amendments or changes are reviewed and the transaction was reviewed annually for reasonableness and fairness to the Company.

Beginning October 11, 2016, under the Related Person Transaction Policy, the Audit Committee reviews the material facts of any related-party transaction and either approves or disapproves of the entry into the transaction or ratification of the transaction. If advance approval of a related-party transaction is not feasible, then the transaction is considered and, if the Audit Committee determines it to be appropriate, it is then ratified by the Audit Committee. No director may participate in the approval of a transaction for which he or she is a related party. When a related-party transaction is ongoing, any amendments or changes are reviewed in accordance with the previous approval granted by the Audit Committee.

On April 19, 2019, the Board authorized the Special Committee, which consists solely of independent directors not affiliated with Steel Holdings or its affiliates, to review, negotiate, approve or reject transactions between the Company and Steel Holdings or its affiliates.

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ADDITIONAL INFORMATION

Management

Officers are elected annually by the Board and serve at the discretion of the Board. Set forth below is information regarding the executive officers of the Company as of the date of this Proxy Statement.

Name	Age	Position	Officer Since

Warren G. Lichtenstein(1)(2)	53	Interim Chief Executive Officer, Class I Director, Executive Chairman	December 2018- Present; March 2016 – June 2016
Louis J. Belardi	68	Executive Vice President, Chief Financial Officer and Secretary	June 2016 – Present
John Whitenack(1)	53	Chief Executive Officer of ModusLink	October 2018 – Present
James N. Andersen	60	Chief Executive Officer of IWCO	December 2017 – Present

(1) James R. Henderson resigned from his position as Chief Executive Officer of ModusLink, effective October 31, 2018, and resigned from his positions as President and Chief Executive Officer of the Company, effective upon the filing of the Form 10-K on December 4, 2018. Mr. Whitenack assumed the position of Chief Executive Officer of ModusLink upon Mr. Henderson’s resignation from ModusLink, and Mr. Lichtenstein assumed the additional role of Interim Chief Executive Officer of the Company effective upon Mr. Henderson’s resignation from the Company. Mr. Henderson’s biographical information is included in the 2018 Annual Report under the section entitled, “ITEM 10.— DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE - Information Concerning Executive Officers.”

(2) Mr. Lichtenstein’s biographical information is provided above in the section entitled, “Class I Directors Continuing in Office until the 2018 Annual Meeting.”

Louis J. Belardi. Mr. Belardi has served as the Executive Vice President, Chief Financial Officer and Secretary of the Company since June 17, 2016. Prior to joining the Company, Mr. Belardi was the Chief Financial Officer of SL Industries from August 2010 through June 2016, and as SL Industries’ Secretary and Treasurer from July 2010 through June 2016. Mr. Belardi previously served as the Corporate Controller of SL Industries from 2004 until August 2010, during which time he was responsible for management of SL Industries’ corporate accounting, SEC reporting functions and Sarbanes-Oxley compliance. Prior to joining SL Industries, Mr. Belardi was a partner in his own management consulting firm that specialized in providing financial consulting to public corporations. Before entering consulting, he was promoted through several financial roles to the position of Vice President Finance and Administration at Aydin Corporation, now part of L-3 Communications. Mr. Belardi started his career as a CPA at Price Waterhouse and has an MBA in finance.

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John Whitenack. Mr. Whitenack has served as the Chief Executive Officer of ModusLink since October 31, 2018, and as Chief Operating Officer of ModusLink since June 25, 2018. From March 2014 until April 2018, Mr. Whitenack served as President and CEO of Lucas-Milhaupt, a global brazing and metal joining products and services leader and an indirect subsidiary of Steel Holdings.  From August 2007 until March 2014, he served as President and CEO of Indiana Tube Corporation, a premium manufacturer specializing in welded, low carbon & HSLA steel tubing and an indirect subsidiary of Steel Holdings. Mr. Whitenack also served as the Chief Operating Officer of Paradigm Precision, a manufacturer of complex fabrication and precision machined components for gas turbine engines from 2006 to 2007. Additionally, Mr. Whitenack served as President and CEO of Cline Services, and several GE Subsidiaries from 1997 to 2006. Mr. Whitenack earned his degree in Management Studies from the United States Military Academy at West Point and proudly served in the U.S. Army, holding the rank of Captain before honorably discharging from military service.

James N. Andersen. Mr. Andersen has served as the CEO of IWCO Direct, a wholly owned subsidiary of the Company, since April 1999. IWCO Direct, which was acquired by the Company in December 2017, is a leading provider of data-driven marketing solutions that help its clients drive response across marketing channels to create new and more loyal customers. Mr. Andersen earned his Bachelor of Science in Judicial Administration from American University. He was honored with the 2010 Harry V. Quadracci VISION award from the Printing Industries of America and was inducted into the Printing Impressions/RIT Printing Industry Hall of Fame in 2008.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis provides details about the Company’s compensation practices for its Named Executive Officers (as defined below in the section entitled “Executive Compensation - Summary Compensation Table”). The information in this section should be read together with the tables and narratives that accompany the information presented.

The following executives are the Company’s Named Executive Officers for Fiscal 2018:

•	*James R. Henderson, President and Chief Executive Officer;
•	Louis J. Belardi, Executive Vice President, Chief Financial Officer and Secretary; and
•	James N. Andersen, Chief Executive Officer of IWCO Direct.

* Mr. Henderson resigned from his positions as President and Chief Executive Officer of the Company, effective upon the filing of the Form 10-K on December 4, 2018.

Executive Summary of Fiscal 2018 Compensation

Fiscal 2018 was a year of continued emphasis on improving operational efficiency and building upon the programs and strategic initiatives implemented in fiscal 2013 and thereafter to position us for the future. Among other things, we continued our multi-year transformation to streamline our company and create the capacity to invest in innovation and new markets for our business in addition to pursuing initiatives that will allow us to better allocate resources and prioritize investment dollars. Our compensation actions and decisions for Fiscal 2018 were selective. Accordingly, we took the following actions with respect to compensation of our executive officers in Fiscal 2018:

•	When compensation was determined for Fiscal 2018, base salaries for all of our Named Executive Officers were maintained at the same levels used for the year ended July 31, 2017 (“Fiscal 2017”).
•	As a result of the Compensation Committee’s ongoing review of our executive compensation programs, the Compensation Committee, in consultation with our full Board, worked with management to re-evaluate our annual cash incentive and equity incentive plans for potential changes in an effort to better align the plans with our business mission, strategy and goals for the Company. As a result of this review, the Compensation Committee maintained a broad based management incentive plans and made certain adjustments to the program metrics for our annual incentive plans.
•	As a result of the IWCO Acquisition, the Company integrated certain IWCO Direct compensation practices into the Company’s compensation framework. Specifically, Mr. Andersen continues to participate in the IWCO Direct 2018 Short-Term and Long-Term Incentive Plans (the “2018 IWCO Incentive Plans”).

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Company and ModusLink Plans

The FY 2018 Management Incentive Plan (the “2018 MIP”), which related to the Company’s fiscal year ending July 31, 2018 (the “Plan Year”), was designed to motivate appropriate behaviors that support short-term and long-term growth of shareholder value by rewarding the achievement of financial, business and management goals that are essential to the success of the Company and ModusLink. The 2018 MIP covered certain executive officers, executive leadership team members and key managers of the Company and its subsidiaries (the “Participants”), as determined by the Company’s Chief Executive Officer. All awards under the 2018 MIP (the “Awards”), if any, would have been paid in cash. Participants were employees of the Company or its subsidiaries who were 2018 MIP eligible for six months or greater since the start of the Plan Year. In order to receive an Award under the 2018 MIP, the Participant must have been an employee of the Company in good standing at the time of the Award payment.

All Awards under the 2018 MIP were subject to the achievement of a minimum Plan Year adjusted EBITDA target (the “EBITDA Target”) for the Company’s supply chain business. Under the terms of the 2018 MIP, Awards to Participants who were direct employees of the Company (“Corporate Participants”) and to employees of the Company’s business units (the “Business Unit Participants”), would be determined based on the achievement of certain performance targets and only after EBITDA Target was been achieved. For Corporate Participants, provided the EBITDA Target was achieved or exceeded, Awards would have been determined based on the following performance target components: (a) 50% of the Award would be based on achievement of the EBITDA Target, (b) 35% of the Award based on year-over-year revenue growth as defined (c) 15% of the Award based on the Participant’s implementation of defined objectives in support of the Company’s strategic plan. For Business Unit Participants, provided the EBITDA Target was achieved or exceeded, Awards would have been determined based on the following performance target components: (a) 25% of the Award based on the achievement of the EBITDA Target (b) 35% of the Award based on the business unit’s Operating Income as defined (c) 25% of the Award based on the Participant’s implementation of their defined objectives in support of the Company’s strategic plan, and (d) 15% of the Award based on the business unit’s cash conversion cycle as defined. Awards, if any, would have been subject to meeting minimum or greater performance results, audited financial results and the approval of the Company’s Chief Executive Officer. The Compensation Committee was responsible for approving Awards to the Chief Executive Officer and his direct management reports.

Under the 2018 MIP, the Award target for Mr. Henderson was set at 100% of base salary and the Award target for Mr. Belardi was set at 60% of base salary. Based on the achievement of the objectives set forth in the 2018 MIP, the percentage of base salary that could be earned by Participants ranged from 3.75% to 200% of base salary. No Awards could be made under the 2018 MIP if the EBITDA Target was not achieved.

In determining the EBITDA Target, the Compensation Committee noted that the financial objectives, while feasible to meet, would be challenging to achieve and would require improved performance compared with prior year results. For Fiscal 2018, the Compensation Committee determined that the Company did not meet the EBITDA Target and, accordingly, no Participants received Awards under the 2018 MIP.

IWCO Plans

Mr. Andersen is the only Named Executive Officer who participates in the IWCO compensation plans (the “IWCO Plans”).

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IWCO Direct 2017 Management Incentive Plan (the “2017 IWCO MIP”)

The 2017 IWCO MIP, which related to IWCO Direct’s fiscal year ending December 31, 2017 (the “2017 IWCO Plan Year”), was designed to motivate appropriate behaviors that support short-term and long-term growth of shareholder value by rewarding the achievement of financial, business and management goals that are essential to the success of IWCO Direct. The 2017 IWCO MIP covers certain executive officers, executive leadership team members and key managers of IWCO Direct (the “IWCO Participants”), as determined by IWCO Direct’s Chief Executive Officer. All awards under the 2017 IWCO MIP (the “2017 IWCO Awards”) were paid in cash. In order to receive an IWCO Award under the 2017 IWCO MIP, the IWCO Participant must have been an employee of the Company in good standing at the time of the IWCO Award payment.

All Awards under the 2017 IWCO MIP were subject to the achievement of a minimum IWCO Plan Year adjusted EBITDA target (the “2017 IWCO EBITDA Target”) for IWCO Direct. Under the terms of the 2017 IWCO MIP, the 2017 IWCO Awards to IWCO Participants were determined based on the achievement of certain performance targets once the 2017 IWCO EBITDA Target was achieved. Upon achieving or exceeding the 2017 IWCO EBITDA Target, the 2017 IWCO Awards were determined based on the following performance target components: (a) 80% of the 2017 IWCO Award was based on the achievement of the 2017 IWCO EBITDA Target (b) 10% of the 2017 IWCO Award was based on the achievement of an accounts receivable days sales outstanding target as defined and (c) 10% of the 2017 IWCO Award was based on the achievement of defined objectives in support of IWCO’s corporate objectives as defined. The 2017 IWCO Awards were subject to audited financial results and the approval of IWCO Direct’s Chief Executive Officer and IWCO Direct’s Board of Directors.

Under the 2017 IWCO MIP, the 2017 IWCO Award target for Mr. Andersen was 50% of base salary. Under the terms of the 2017 IWCO MIP, no IWCO Awards could be made under the 2017 IWCO MIP if the 2017 IWCO EBITDA Target was not achieved, but 2017 IWCO Awards could exceed the 2017 IWCO Award target if the 2017 IWCO EBITDA Target was exceeded.

In determining the 2017 IWCO EBITDA Target, the financial objectives, while feasible to meet, would be challenging to achieve and would require improved performance compared with prior year results. For the 2017 IWCO Plan Year, the Company exceeded the 2017 IWCO EBITDA Target, met the accounts receivable days sales outstanding target and partially met the defined objectives in support of IWCO’s corporate objectives. Accordingly, Mr. Andersen received a 2017 IWCO Award of 92% of base salary (award of $656,131) under the 2017 IWCO MIP, which was paid on February 23, 2018.

2018 IWCO Incentive Plans

The 2018 IWCO Incentive Plans, which related to IWCO Direct’s fiscal year ending December 31, 2018 (the “2018 IWCO Plan Year”), was designed to motivate appropriate behaviors that support short-term and long-term growth of shareholder value by rewarding the achievement of financial, business and management goals that are essential to the success of IWCO Direct. The 2018 IWCO Incentive Plans covered the IWCO Participants, as determined by IWCO Direct’s Chief Executive Officer.  All awards under the 2018 IWCO Incentive Plans (the “2018 IWCO Awards”) were paid in cash. In order to receive the 2018 IWCO Award under the 2018 IWCO Incentive Plans, the IWCO Participant must have been an employee of the Company in good standing at the time of the 2018 IWCO Award payment.

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The 2018 IWCO Awards under the 2018 IWCO Incentive Plans to IWCO Participants were determined based on the achievement of certain performance targets. The 2018 IWCO Awards were determined based on the following performance target components: (a) 63% of the 2018 IWCO Award was based on the achievement of the 2018 IWCO Plan Year adjusted EBITDA target (the “2018 IWCO EBITDA Target”) for IWCO Direct (b) 21% of the IWCO Award was based on the achievement of defined objectives in support of IWCO’s corporate objectives as defined and (c) 16% of the IWCO Award was based on the achievement of a working capital target as defined. IWCO Awards were subject to the approval of IWCO Direct’s Chief Executive Officer and IWCO Direct Board of Directors.

Under the 2018 IWCO Incentive Plans, the 2018 IWCO Award target for Mr. Andersen was 100% of base salary

           In determining the 2018 IWCO EBITDA Target, the financial objectives, while feasible to meet, were challenging to achieve and required improved performance compared with prior year results. For the 2018 IWCO Plan Year, the Company achieved sufficient EBITDA, met defined objectives and achieved working capital levels required under the 2018 IWCO Incentive Plans to earn a partial payment. Accordingly, Mr. Andersen received a 2018 IWCO Award of 94% of base salary (award of $674,434) under the 2018 IWCO Incentive Plans, $584,526 of which was paid on March 29, 2019. The portion of the 2018 IWCO Award earned but not yet paid, will be paid ratably in calendar years 2020 and 2021 subject to Mr. Andersen’s continued employment with the Company.

Executive Compensation Objectives

Our executive compensation program is designed to meet the following objectives:

•	Attract and retain executive officers who contribute to our success;
•	Align compensation with our short-term and long-term strategy and goals; and
•	Motivate and reward high levels of performance.

These objectives serve as guiding principles in our compensation program design, and collectively seek to link compensation to overall Company performance, which helps to ensure that the interests of our executives are aligned with the interests of our stockholders.

Our compensation philosophy generally is to set target total compensation (base salary, bonus and long term incentives) at the median for similarly situated individuals at companies we consider to be our peers and competitors for talented individuals and within the general industry and geography (as more fully described below under “Benchmarking”). We also consider the need to account for factors such as tenure, individual performance, and unique characteristics and criticality of the job to the Company, and, as a result, from time to time and for certain individuals, we will exceed or trail the median target.

Our Committee has not adopted any rigid policies or guidelines for allocating compensation between short-term and long-term compensation, between cash and non-cash compensation or among different forms of cash compensation. However, the Compensation Committee is guided by the principle that a substantial portion of the total compensation for our executives should be comprised of performance-based incentives that link to the Company’s financial results.

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In determining performance-based compensation, the Compensation Committee believes that the primary measure of the effectiveness of a performance-based compensation plan is whether compensation is being earned commensurate with performance and whether goals are set properly to reward desired performance. In years in which the Company did not meet its financial and operational goals, no amounts were earned under our variable cash compensation plans or performance-based equity programs. For Fiscal 2018, the Compensation Committee determined that we did not meet the performance criteria relating to the financial goals underlying the 2018 MIP and, as a result, none of the executive officers who were eligible to participate in the 2018 MIP received bonuses in accordance with the terms of the 2018 MIP. Because the performance criteria relating to the financial goals underlying the 2017 IWCO MIP were met, executive officers who were eligible to participate in the 2017 IWCO MIP received bonuses in accordance with the terms of the 2017 IWCO MIP.

Components of Executive Compensation

The principal components of compensation for our executive officers consist of base salary and may also include performance-based annual cash bonus or time based restricted stock or performance-based restricted stock, limited perquisites and other benefits. Each component is described in more detail below. As described under the section entitled “Human Resources and Compensation Committee,” the Compensation Committee engages a compensation consultant from time to time to assist us in determining these compensation levels and to review our executive compensation programs.

Base Salary

Base salary is the fixed component of an executive’s annual cash compensation and supports our compensation objectives to attract and retain talented executives and adequately compensate and reward them for services rendered during the fiscal year. Changes in base salary are typically considered based on an evaluation of individual performance during our annual performance review process. Assessment of individual performance includes achievements and performance of the applicable operating unit or function for which the executive is responsible. In addition, from time to time, adjustments are made to base salaries during the fiscal year in light of promotions, added responsibilities or in reaction to changes in the market for an individual possessing the skills and abilities required by our executives.

The Compensation Committee reviewed the base salaries of our Named Executive Officers and determined that no change in base salary would be made for any Named Executive Officers for Fiscal 2018. Accordingly, the Fiscal 2018 annual base salaries for Mr. Henderson and Mr. Belardi remained unchanged at $600,000 and $325,000, respectively. The base salary for Mr. Andersen was $715,628, which remains unchanged since the closing of the IWCO Acquisition.

Performance-Based Annual Cash Bonus

In most years, the Compensation Committee has established a Management Incentive Plan (or MIP), which provides cash incentives for our non-IWCO executives. As a result of the IWCO Acquisition, the Company has also integrated certain IWCO compensation practices into its compensation objectives. Specifically, Mr. Andersen continues to participate in the IWCO Plans, which provides cash incentives for IWCO Participants. The MIP and IWCO Plans support our compensation objectives by focusing on annual financial and operating results and enabling our target total compensation to remain competitive within the marketplace for executive officers.

Target bonus awards under the MIP are expressed as a percentage of the base salary paid to the non-IWCO executive officer during that plan year. Typically, the Compensation Committee has selected bonus amounts for the executive officers such that the target total cash compensation approximates the median of comparable positions at our peer companies or the general industry. For Fiscal 2018, the target bonuses for our Named Executive Officers who participated in the 2018 MIP and the 2017 IWCO MIP were:

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Executive Officer	Target as Percentage of Base Salary (%)
James R. Henderson	100
Louis J. Belardi	60
James N. Andersen	50

MIPs provide for cash payments to executive officers based on achievement of certain corporate financial objectives. Bonus payouts on the financial objectives could range from 0% to 200% of an individual’s target bonus depending on the Company’s actual performance versus the established performance goals. For Fiscal 2018, the Compensation Committee determined that the Company did not meet the EBITDA Target and, accordingly, no Participants received Awards under the 2018 MIP. The 2018 MIP is described in more detail above in the section entitled, “Company and ModusLink Plans.”

Target bonus awards under the IWCO Plan are expressed as a percentage of the base salary paid to IWCO Participants during the applicable plan year. Mr. Andersen is the only Named Executive Officer who participates in the IWCO Plans. Because the performance criteria relating to the financial goals underlying the 2017 IWCO MIP was met, executive officers who were eligible to participate in the 2017 IWCO MIP received bonuses in accordance with the terms of the 2017 IWCO MIP. The 2017 IWCO MIP is described in more detail above in the section entitled, “IWCO Plans.”

Equity Grants

Compensation in the form of equity grants, including stock options, performance-based stock options, time-based restricted stock, performance-based restricted stock, and restricted stock units (“RSU”) have been a key component of our executives’ compensation in the past. Over the past two years however, our emphasis on equity grants has declined. No equity awards were granted to Named Executive Officers in Fiscal 2018 as our compensation objectives for Fiscal 2018 emphasized base pay and cash incentives.

Stock Options

Our equity program for executive officers has periodically utilized stock options, with the size and value of awards based on the executive’s position and market compensation data. In Fiscal 2018, we did not award any stock options to our Named Executive Officers.

Performance-Based Stock Options

Our equity program has periodically utilized performance-based stock options as an additional incentive for our executive officers to increase stockholder value. In Fiscal 2018, we did not award any performance-based stock options to our Named Executive Officers.

Performance-Based Restricted Stock

From time to time the Company’s equity program may grant performance-based restricted stock, pursuant to which executive officers are granted a predetermined number of shares or value of restricted stock in the event that the Company achieves a certain level of financial performance. As the Compensation Committee deems appropriate, performance-based restricted stock will be awarded to align the interests of our executive officers with the interests of investors, rewarding executives for enhancing our stock valuation and serves as a retention vehicle. We did not establish a plan for performance-based restricted stock grants for Fiscal 2018 or grant any performance-based restricted stock in Fiscal 2018.

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Restricted Shares

The Compensation Committee may, from time to time, award shares of restricted stock to executive officers at commencement of employment or in recognition of a promotion, added responsibilities, exemplary performance, to address market factors or to serve as a means to retain and motivate management. During Fiscal 2018, no time-based restricted stock was awarded to our Named Executive Officers.

Restricted Stock Units

The Compensation Committee may, from time to time, award RSUs to executive officers at commencement of employment or in recognition of a promotion, added responsibilities, exemplary performance, to address market factors or to serve as a means to retain and motivate management. On October 4, 2017, the Compensation Committee granted 609,137 RSUs to Mr. Henderson and 329,949 RSUs to Mr. Belardi. These awards are described more fully below in the section entitled, “Potential Payments Upon Termination or Change-in-Control.”

Perquisites and Other Benefits

The Compensation Committee believes that the perquisites provided to our executive officers are reasonable and modest compared to the general market. To the extent we offer any perquisites, we do so in order to be competitive with the market. Except for Mr. Andersen who was provided a company car, our Named Executive Officers did not receive executive perquisites in Fiscal 2018. Our Named Executive Officers do, however, receive other benefits that are available to all benefit eligible employees, including a 401(k) matching benefit.

From time to time, we have awarded discretionary cash or equity bonuses based on, for example, exemplary performance or the assumption of additional responsibilities. None of our Named Executive Officers was awarded a discretionary cash bonus in Fiscal 2018.

Assessment of Risk

The Compensation Committee believes that our compensation policies and practices motivate our employees to achieve our corporate objectives and to remain with our Company while avoiding unreasonable risk taking, and that our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on our Company. We believe we have allocated our compensation among base salary and incentive compensation target opportunities in such a way as to not encourage excessive risk taking. In addition, we believe our approach to goal setting, and our bonus plan design that provides for payouts at various levels of performance, further aligns employee and stockholder interests. Also, the multi-year vesting of our equity awards and our share ownership guidelines encourage our employees to have a long-term perspective.

Benchmarking

The Compensation Committee reviews executive compensation relative to marketplace norms on a regular basis and historically has followed a practice of refreshing this data every few years. The Compensation Committee last conducted a comprehensive review of executive compensation working with the Hay Group (now known as Korn Ferry) during Fiscal 2015. Korn Ferry was again consulted in during Fiscal 2016 in connection with preliminary plan design. Korn Ferry was not consulted in Fiscal 2017 and 2018. Korn Ferry (formerly known as the Hay Group) was again consulted in November 2018 in connection with determining an appropriate level of compensation for the Company’s Interim Chief Executive Officer, but this process has not been finalized.

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With input from the Compensation Committee, Korn Ferry recommended a list of comparable companies for compensation comparisons based primarily on the following pre-defined selection criteria:

(i)	Peer Company Size – Sizing factors included revenue, profitability, market capitalization and number of employees, with a greater emphasis on revenue as a correlation to pay levels;
(ii)	Comparable Industry – Companies that operate in the logistics, software and e-commerce/IT transactions services area;
(iii)	Business Model – Supply chain management companies more likely to serve enterprise-level customers and operate in lower margin businesses; and
(iv)	Executive Talent Sources – Companies with whom we compete for executive talent.

In early Fiscal 2015, the Compensation Committee worked with Korn Ferry to refine our peer group for purposes of assessing our executive compensation. Historically, we identified potential peers using a rules-based process that considered industry, size with respect to revenues, employees, assets, financial and operating characteristics, including operating leverage and EBITDA margin, as well as customer base and end markets served. Our peer group was developed by considering companies identified during such process, and reflected the Company’s evolution to a supply chain management services model.

Given the relatively small number of similar-sized companies operating in our industry, Korn Ferry considered a revenue range slightly outside its standard 50% - 200% parameter in an effort to balance the size and scope of the Company’s business within the peer group. As a result of this review, the Compensation Committee removed four companies from the Fiscal 2014 peer group either because the company had recently been acquired (Brightpoint, Inc., GSI Commerce, Inc. and Pacer International, Inc.) or because the former peer’s size was sufficiently different from that of the Company that they should no longer be considered a peer for compensation comparison purposes (Hub Group, Inc.), and added seven companies (CSG System International, Inc., Echo Global Logistics, Inc., ePlus, Inc., Neustar, Inc., Park-Ohio Holdings Corp., Radiant Logistics, Inc. and Virtusa Corp.) to our peer group. Accordingly, effective as of September 2015, the Company’s peer group consisted of the following 15 companies (the “2015 Peer Group”);

•	CIBER, Inc.;
•	Computer Task Group, Inc.;
•	CSG Systems international, Inc.;
•	CTS Corporation;
•	Digital River, Inc.;
•	Echo Global Logistics, Inc.;
•	ePlus, Inc.;
•	Forward Air Corporation;
•	Neustar, Inc.;
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•	Park-Ohio Holdings Corp.;
•	Radiant Logistics, Inc.;
•	PC Connection, Inc.;
•	PFSweb, Inc.;
•	ScanSource, Inc.; and
•	Virtusa Corp.

To supplement our proxy peer group data, Korn Ferry also provided the Compensation Committee with market survey data from its 2014 General Industry Executive Compensation Report. Only revenue size appropriate cuts of data were used. The Compensation Committee generally considered the market survey data as a broader industry reference to the peer group data.

In Fiscal 2016, the compensation of Mr. Henderson, our President and Chief Executive Officer at the time, and Mr. Belardi, our Executive Vice President, Chief Financial Officer and Secretary, were determined based on competitive market practice and supported by survey data previously provided by Korn Ferry. Survey data focused on total cash compensation at the 50th percentile of the market. On a total pay basis, compensation for Mr. Henderson and Mr. Belardi are at or below the reported market median.

President and Chief Executive Officer Compensation Decisions

In connection with the appointment of Mr. Henderson as President and Chief Executive Officer of ModusLink in March 2016 and of the Company in June 2016, the Board, as noted above, relied on competitive market practice to determine Mr. Henderson’s compensation. Mr. Henderson’s offer letter (the “Henderson Offer Letter”) specifies an annual salary of $600,000 paid bi-weekly and an annual cash bonus of up to 100% of base salary subject to attainment of short term objectives to be mutually agreed upon. The Compensation Committee did not make any adjustments to Mr. Henderson’s salary for Fiscal 2017 or 2018 and accordingly, his annual base salary remained at $600,000. Mr. Henderson received a bonus of $720,000 for Fiscal 2017 under the 2017 Management Incentive Plan (the “2017 MIP”) Mr. Henderson did not receive a bonus under the 2018 MIP. Mr. Henderson resigned from his position as Chief Executive Officer of ModusLink, effective October 31, 2018, and resigned from his positions as President and Chief Executive Officer of the Company, effective upon the filing of the Form 10-K on December 4, 2018.

Warren G. Lichtenstein, the Chairman of our Board, served as the Company’s Interim CEO from March 28, 2016, to June 17, 2016. Following Mr. Henderson’s resignation, effective December 4, 2018, Mr. Lichtenstein again assumed the additional role of Interim Chief Executive Officer of the Company. On June 17, 2016, the Board appointed Mr. Lichtenstein as Executive Chairman.

Mr. Lichtenstein was not separately compensated for serving as Interim Chief Executive Officer or for serving as Executive Chairman. Mr. Lichtenstein’s compensation is set forth on the Director Compensation Table.

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Input from Management

As described under the section entitled “Human Resources and Compensation Committee,” in determining the performance criteria and compensation of our executive officers, the Compensation Committee generally takes into account the recommendations of our President and Chief Executive Officer (except as they relate to his own compensation). Typically, our President and Chief Executive Officer will make these recommendations based on his assessment of each executive officer’s individual performance as well as his knowledge of each executive officer’s job responsibilities, seniority, expected contributions, and his understanding of the competitive market for such executives. Our President and Chief Executive Officer may also attend meetings of the Compensation Committee at which executive compensation matters are addressed, except with respect to discussions involving his own compensation. All decisions with respect to the President and Chief Executive Officer’s compensation are made by the Compensation Committee, all of whom are independent members of the Board.

Related Policies and Considerations

Employment, Termination of Employment and Change-In-Control Agreements

Each of our executive officers is an employee-at-will, meaning that his employment may be terminated at any time and for any reason.

Stock Ownership Guidelines

The Compensation Committee believes that it is appropriate for the executive officers to hold equity in the Company. Under our stock ownership guidelines, the Chief Executive Officer’s ownership requirement is set at three times his annual salary and other executive officers’ ownership requirement is set at two times their respective annual salaries. All individuals will have five years from the later of the adoption of the guidelines or his or her first appointment as an executive officer to reach these ownership levels. In computing the amounts owned, the Company will consider the value of shares owned outright, unvested restricted stock held by the individual, and in-the-money vested options.

Tax and Accounting Implications

Under Section 162(m) of the Internal Revenue Code, certain executive compensation in excess of $1 million paid to certain officers of a public company is not deductible for federal income tax purposes unless the executive compensation is awarded under a performance-based plan approved by stockholders. To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the Compensation Committee has not adopted a policy that all compensation must be deductible. The Compensation Committee intends, to the extent practicable, to preserve deductibility under the Internal Revenue Code of compensation paid to our executive officers while maintaining compensation programs that support attraction and retention of key executives.

Stock options awarded to executive officers under our stock option plans, which were approved by stockholders, and shares of restricted stock awarded under our performance-based restricted stock program are performance-based and are potentially deductible for us. Restricted stock awards that are not performance-based do not qualify for the performance-based exception to Section 162(m) of the Internal Revenue Code, but the Compensation Committee believes that the retention benefit derived outweighs any tax benefit that might otherwise be obtained.

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The Tax Cuts and Jobs Act of 2017 (“Tax Act”) generally eliminated the ability to deduct compensation qualifying for the “performance-based compensation” exception under Code Section 162(m) for tax years commencing after December 31, 2017. Code Section 162(m) imposes a $1 million limit on the amount that a public company may deduct for compensation paid to anyone who has ever been the Company’s chief executive officer, chief financial officer or one of the three highest compensated officers in any fiscal year beginning after December 31, 2016 (i.e., a “covered employee”). For 2017 and prior taxable years, an exception to this deduction limit applied to “performance-based compensation,” such as stock options and other equity awards that satisfied certain criteria. Under the Tax Act, the performance-based pay exception to Code Section 162(m) was eliminated, but a transition rule may allow the exception to continue to apply to certain performance-based compensation payable under written binding contracts that were in effect on November 2, 2017. Because of the fact-based nature of the performance-based compensation exception under Code Section 162(m), the limited availability of guidance thereunder, and the uncertain scope of the aforementioned transition relief, we cannot provide assurance that any awards under the Company’s 2010 Plan, will qualify for the performance-based compensation exception. The Board and the Compensation Committee will consider the potential impact of Code Section 162(m) on grants made under the 2010 Plan, but reserve the right to approve grants of options and other awards for a covered employee that exceeds the deduction limit of Code Section 162(m).

The compensation that we pay to the Named Executive Officers is expensed in our financial statements as required by U.S. generally accepted accounting principles. As one of many factors, the Compensation Committee considers the financial statement impact in determining the amount of, and allocation among the elements of, compensation. We account for stock-based compensation in accordance with the requirements of the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”) (formerly Statement of Financial Accounting Standards No. 123R, “Share-Based Payment”).

COMPENSATION COMMITTEE REPORT

The Human Resources and Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis with management and, based on this review and discussion, recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

HUMAN RESOURCES AND COMPENSATION COMMITTEE
Jeffrey J. Fenton, Chair
Philip E. Lengyel

The information contained in the foregoing report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference into any of the Company’s previous or future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent specifically incorporated by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

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SUMMARY COMPENSATION TABLE

The following table sets forth certain information concerning the Fiscal 2018, Fiscal 2017 and Fiscal 2016 compensation of: (i) individuals who served as, or acted in the capacity of, the Company’s principal executive officer or principal financial officer for the calendar year August 1, 2017 through July 31, 2018; (ii) the Company’s three most highly compensated executive officers, other than the principal executive officer or principal financial officer, who were serving as executive officers at the end of the calendar year from August 1, 2017 through July 31, 2018; and (iii) up to two additional individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer of the Company at the end of the calendar year ended July 31, 2018. Collectively, we refer to all of these individuals as the “Named Executive Officers.”

Name and Principal Position*	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(1)	All Other Compensation ($)	Total ($)
James R. Henderson	2018	600,000	-	1,169,543(2)	-	-	5,999(3)	1,775,542
President and Chief	2017	600,000	-	-	-	720,000	7,999(3)	1,327,999
Executive Officer	2016	205,385	-	-	-	-	-	205,385

Louis J. Belardi	2018	325,000	-	633,502(2)	-	-	1,667(3)	960,169
Executive Vice	2017	325,000	-	-	-	234,000	-	559,000
President, Chief Financial Officer and Secretary	2016	31,250	50,000(4)	-	-	-	-	81,250

James N. Andersen	2018	453,231(5)	1,349,804(6)	-	-	-	6,683(7)	1,809,718
Chief Executive Officer of IWCO Direct

*	Henderson – On March 23, 2016, the Board appointed Mr. Henderson to serve as the Chief Executive Officer of ModusLink; and on June 17, 2016, the Board appointed Mr. Henderson to serve as the Company’s President and Chief Executive Officer. Mr. Henderson subsequently resigned from his position as Chief Executive Officer of ModusLink, effective October 31, 2018, and resigned from his positions as President and Chief Executive Officer of the Company, effective upon the filing of the Form 10-K on December 4, 2018. Mr. Lichtenstein, the Company’s Executive Chairman, assumed the additional role of Interim Chief Executive Officer of the Company effective upon Mr. Henderson’s resignation from the Company. Mr. Lichtenstein had previously served as the Company’s Interim CEO from March 28, 2016, to June 17, 2016. On June 17, 2016, the Board appointed Mr. Lichtenstein as Executive Chairman. Mr. Lichtenstein was not separately compensated for serving as Interim Chief Executive Officer or for serving as Executive Chairman. Mr. Lichtenstein’s compensation is set forth on the Director Compensation Table.

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Belardi – On June 17, 2016, the Board appointed Louis J. Belardi to serve as the Company’s Executive Vice President, Chief Financial Officer and Secretary effective June 27, 2016.

Andersen – Upon the closing of the IWCO Acquisition on December 15, 2017, Mr. Andersen was the Chief Executive Officer of one of the Company’s principal operating subsidiaries. The amounts reflected in the Summary Compensation Table are for the Company’s full 2018 fiscal year.

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(1)	Represents amounts earned under the Company’s Fiscal 2017 Management Incentive Plan. The Company did not establish a Management Incentive Plan in Fiscal 2016.

(2)	Represents the full fair value at grant date of a one-time grant of RSUs computed in accordance with FASB ASC Topic 718.
(3)	Amounts represent employer 401(k) plan matching cash contributions.
(4)	Represents a signing bonus paid to Mr. Belardi in connection with commencing employment with the Company.
(5)	Represents Mr. Andersen’s pro-rated salary for Fiscal 2018. Mr. Andersen joined the Company following the IWCO Acquisition and his annual base salary is $715,628.
(6)	Represents Mr. Andersen’s 2017 IWCO Award under the 2017 IWCO MIP, which was paid on February 23, 2018 and a cash bonus paid on December 31, 2017 to Mr. Andersen in connection to IWCO’s prior practice of granting discretionary bonus amounts to management due to their participation in certain liquidity events.
(7)	Represents employer 401(k) plan matching cash contributions ($4,350) and the amount attributable to the business and personal use of a company car ($2,333).

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Grants of Plan-Based Awards

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)			Estimated Future Payouts Under Equity Incentive Plan Awards (#)			All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum	(#)	(#)	($/Sh)	($)(1)
James R. Henderson	10/4/2017	-	-	-	--	-	-	609,137(2)	-	-	1,169,543

Louis J. Belardi	10/4/2017	-	-	-	--	-	-	329,949(3)	-	-	633,502

James N. Anderson	-	-	-	-	-	-	-	-	-	-	-

(1)	Represents the full fair value at grant date of RSUs computed in accordance with FASB ASC Topic 718.
(2)	Represents RSUs issued under the Company’s 2010 Plan. One hundred percent (100%) of the RSUs were scheduled to vest on the earlier of (a) the one (1) year anniversary of October 4, 2017, subject to Mr. Henderson’s continuing employment or services through such date or (b) Mr. Henderson’s death, disability or involuntary separation from service with the Company other than for cause. On October 4, 2018, the RSUs fully vested to Mr. Henderson. For more information on this grant, see the section above entitled, “Potential Payments Upon Termination or Change-in-Control.”
(3)	Represents RSUs issued under the Company’s 2010 Plan. One hundred percent (100%) of the RSUs were scheduled to vest on the earlier of (a) the one (1) year anniversary of October 4, 2017, subject to Mr. Belardi’s continuing employment or services through such date or (b) Mr. Belardi’s death, disability or involuntary separation from service with the Company other than for cause. On October 4, 2018, the RSUs fully vested to Mr. Belardi. For more information on this grant, see the section above entitled, “Potential Payments Upon Termination or Change-in-Control.”

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table.

The compensation paid to the above named Named Executive Officers during the fiscal years ended July 31, 2016, 2017 and 2018 included salaries, bonuses and perquisites as more fully described in the notes to the Summary Compensation Table. As noted in the Summary Compensation Table, Mr. Henderson received contributions to his 401(k) plan under our matching contribution program in Fiscal 2017.

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CEO Pay Ratio for Fiscal 2018

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of our Chief Executive Officer. The information provided below is based on compensation paid to Mr. Henderson, our former Chief Executive Officer who resigned on December 4, 2018. The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

For Fiscal 2018, our last completed fiscal year:

• The median of the annual total compensation of all employees of our Company (excluding our former CEO) who were employed by us on July 31, 2018 (the last day of our 2018 fiscal year) was $22,922.07.

• The annual total compensation of our former CEO, as reported in the Summary Compensation Table included elsewhere in this Proxy Statement, was $1,775,542.35, which includes the full fair value at grant date (computed in accordance with FASB ASC Topic 718) of a one-time Henderson Grant of 609,137 RSUs to our former CEO valued at $1,169,543.

• Based on this information, for Fiscal 2018 the ratio of the annual total compensation of Mr. Henderson, our former CEO, to the median of the annual total compensation of all employees was 77 to 1.

To identify the median of the annual total compensation of all of our employees, globally, as well as to determine the annual total compensation of our median employee and our former CEO, we took the following steps:

1.	We determined that, as of July 31, 2018, our global employee population consisted of approximately 1,561 individuals.
2.	We selected July 31, 2018, which is within the last three months of Fiscal 2018, as the date upon which we would identify the “median employee” because it enabled us to make such identification in a reasonably efficient and economical manner.
3.	To identify the “median employee” from our global employee population, we compared the amount of salary and wages of our employees as reflected in our payroll records.
4.	In order to determine the total compensation of our median employee, we combined all of the elements of employee compensation for Fiscal 2018 for all our employees in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $22,922.07. Included in the median employee’s annual total compensation were: the match to the employee’s 401(k) retirement plan (if any), the contributions towards pension for international plans (if any), spot bonuses and the different allowances as required by statutory regulations and/or local best practices (if any). Since we do not maintain a defined benefit or other actuarial plan for our employees, our median employee’s annual total compensation did not include amounts attributable to these arrangements.
5.	With respect to the annual total compensation of our former CEO, we used the amount reported in the “Total” column of our Fiscal 2018 Summary Compensation Table included in this Proxy Statement. Included were: base wages, equity grants and the match to the 401(k) retirement plan.

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Supplemental CEO Pay Ratio (Excluding the Henderson Grant)

Excluding the value of the one-time Henderson Grant, the ratio of our former CEO’s total annual compensation to the median of the annual total compensation of all employees would be 26 to 1.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
James R. Henderson	-	-	-	-	-	609,137(2)	1,169,543	-	-
Louis J. Belardi	-	-	-	-	-	329,949(3)	633,502	-	-
James N. Anderson	-	-	-	-	-	-	-	-	-

(1)	Represents the full fair value at grant date of RSUs computed in accordance with FASB ASC Topic 718.
(2)	Represents RSUs issued under the Company’s 2010 Plan. One hundred percent (100%) of the RSUs were scheduled to vest on the earlier of (a) the one (1) year anniversary of October 4, 2017, subject to Mr. Henderson’s continuing employment or services through such date or (b) Mr. Henderson’s death, disability or involuntary separation from service with the Company other than for cause. On October 4, 2018, the RSUs fully vested to Mr. Henderson. For more information on this grant, see the section above entitled, “Potential Payments Upon Termination or Change-in-Control.”
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(3)	Represents RSUs issued under the Company’s 2010 Plan. One hundred percent (100%) of the RSUs were scheduled to vest on the earlier of (a) the one (1) year anniversary of October 4, 2017, subject to Mr. Belardi’s continuing employment or services through such date or (b) Mr. Belardi’s death, disability or involuntary separation from service with the Company other than for cause. On October 4, 2018, the RSUs fully vested to Mr. Belardi. For more information on this grant, see the section above entitled, “Potential Payments Upon Termination or Change-in-Control.”

Employment Arrangements of Named Executive Officers

We do not have agreements with any of the Named Executive Officers which guarantee employment for a set term and, accordingly, all of the Named Executive Officers are employees at will.

James R. Henderson

James R. Henderson was appointed the President and Chief Executive Officer of the Company on June 17, 2016, and appointed the Chief Executive Officer of ModusLink, one of the Company’s principal operating subsidiary on March 23, 2016. In connection therewith, the Company and Mr. Henderson executed an employment offer letter dated April 13, 2016, which provides for the employment of Mr. Henderson at an annualized base salary of $600,000. Mr. Henderson is also eligible for an annual cash bonus, with a target equal to 100% of his base salary.

Louis J. Belardi

Louis J. Belardi was appointed Executive Vice President, Chief Financial Officer and Secretary of the Company effective June 27, 2016. In connection therewith, the Company and Mr. Belardi executed an employment offer letter effective June 27, 2016, which provides for the employment of Mr. Belardi at an annualized base salary of $325,000. Mr. Belardi is also eligible for an annual cash bonus with a target equal to 60% of his base salary. Mr. Belardi’s employment offer letter specified a $50,000 signing bonus payable after 30 days service. The bonus was paid.

Potential Payments Upon Termination or Change-in-Control

James R. Henderson

On October 4, 2017, the Compensation Committee approved a one-time grant of 609,137 RSUs to Mr. Henderson (the “Henderson Grant”), which was made under the 2010 Plan and pursuant to a Restricted Stock Unit Agreement (the “RSU Agreement”). The RSUs granted pursuant to the Henderson Grant vest and become non-forfeitable on the earlier of: (i) the first anniversary of the grant date, subject to the recipient’s continued employment or services through the first anniversary date; (ii) the recipient’s “involuntary separation from service” (within the meaning of Treasury Regulation Section 1.409A-1(n)) with the Company other than for Cause (as defined in the 2010 Plan) and whether or not a Change in Control (as defined in the 2010 Plan) has occurred; (iii) the recipient’s “separation from service” (within the meaning of Treasury Regulation Section 1.409A-1(h)) for “Good Reason” (as defined in Section 2(c) of the RSU Agreement) with the Company and whether or not a Change in Control has occurred; (iv) the recipient’s separation from service due to a disability (within the meaning of Treasury Regulation Section 1.409A-3(i)(4); or (v) the recipient’s death.

  The Henderson Grant vested in its entirety, in accordance with its terms, on October 4, 2018, the first anniversary of the grant date. Following the time-based vesting of the Henderson Grant, Mr. Henderson was no longer party to any agreement that provides for payments or benefits in the event of termination of employment and as a result, he did not receive any termination-related payments as a result of his resignation form the Company effective December 4, 2018.

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If the Henderson Grant were to have vested upon a qualifying termination of service on July 31, 2018, the last day of Fiscal 2018, the RSUs granted pursuant to the Henderson Grant would have a value of approximately $1,291,370 based on the closing price of $2.12 per share for the Company’s common stock on July 31, 2018.

Louis J. Belardi

On October 4, 2017, the Compensation Committee approved a one-time grant of 329,949 RSUs to Mr. Belardi (the “Belardi Grant”). The Belardi Grant was made under the 2010 Plan and pursuant to an RSU Agreement. The RSUs granted pursuant to the Belardi Grant vest and become non-forfeitable on the earlier of: (i) the first anniversary of the grant date, subject to the recipient’s continued employment or services through the first anniversary date; (ii) the recipient’s “involuntary separation from service” (within the meaning of Treasury Regulation Section 1.409A-1(n)) with the Company other than for Cause (as defined in the 2010 Plan) and whether or not a Change in Control (as defined in the 2010 Plan) has occurred; (iii) the recipient’s “separation from service” (within the meaning of Treasury Regulation Section 1.409A-1(h)) for “Good Reason” (as defined in Section 2(c) of the RSU Agreement) with the Company and whether or not a Change in Control has occurred; (iv) the recipient’s separation from service due to a disability (within the meaning of Treasury Regulation Section 1.409A-3(i)(4); or (v) the recipient’s death.

The Belardi Grant vested in its entirety, in accordance with its terms, on October 4, 2018, the first anniversary of the grant date. Following the time-based vesting of the Belardi Grant, Mr. Belardi was no longer party to any agreement that provides for payments or benefits in the event of termination of employment.

If the Belardi Grant were to have vested upon a qualifying termination of service on July 31, 2018, the last day of Fiscal 2018, the RSUs granted pursuant to the Belardi Grant would have a value of approximately $699,492 based on the closing price of $2.12 per share for the Company’s common stock on July 31, 2018.

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Director Compensation

The table below sets forth certain information concerning our Fiscal 2018 compensation of our Directors.

DIRECTOR COMPENSATION FOR FISCAL 2018

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	All Other Compensation ($)	Total ($)
Anthony Bergamo(3)	16,000	-	-	16,000
Jeffrey J. Fenton(4)	87,500	63,266	-	150,766
Glen M. Kassan(5)	55,000	63,266	-	118,266
Philip E. Lengyel(6)	81,500	63,266	-	144,766
Warren G. Lichtenstein(7)	119,000	63,266	5,566,200(11)	5,748,466
Jeffrey S. Wald(8)	92,500	63,266	-	155,766
William T. Fejes, Jr.(9)	34,745	63,266	927,700(11)	1,025,711
Jack L. Howard(10)	35,245	63,266	2,783,100(11)	2,881,611

(1)	The amounts shown in the “Stock Awards” column represent the aggregate grant date fair value of awards computed in accordance with ASC 718, not the actual amounts paid to or realized by the directors during Fiscal 2018.
(2)	Each director received an award of 32,258 shares of restricted stock on April 12, 2018, pursuant to the ModusLink Global Solutions, Inc. Fourth Amended and Restated Director Compensation Plan, as amended. These awards of restricted stock vest on January 2, 2019.
(3)	Mr. Bergamo, who passed away September 29, 2017, was not granted restricted stock during Fiscal 2018.
(4)	As of July 31, 2018, Mr. Fenton held 32,258 shares of restricted stock that were scheduled to vest on January 2, 2019. Such shares of restricted stock vested on January 2, 2019. Mr. Fenton does not hold any vested or unvested options to purchase shares of our Common Stock.
(5)	As of July 31, 2018, Mr. Kassan held 32,258 shares of restricted stock that were scheduled to vest on January 2, 2019. Such shares of restricted stock vested on January 2, 2019. Mr. Kassan does not hold any vested or unvested options to purchase shares of our Common Stock.
(6)	As of July 31, 2018, Mr. Lengyel held 32,258 shares of restricted stock that were scheduled to vest on January 2, 2019. Such shares of restricted stock vested on January 2, 2019. Mr. Lengyel does not hold any vested or unvested options to purchase shares of our Common Stock.
(7)	As of July 31, 2018, Mr. Lichtenstein held 32,258 shares of restricted stock that were scheduled to vest on January 2, 2019. Such shares of restricted stock vested on January 2, 2019. Mr. Lichtenstein does not hold any vested or unvested options to purchase shares of our Common Stock. See footnote 11 for disclosure regarding the December 15 Awards.
(8)	As of July 31, 2018, Mr. Wald held 32,258 shares of restricted stock that were scheduled to vest on January 2, 2019. Such shares of restricted stock vested on January 2, 2019. Mr. Wald does not hold any vested or unvested options to purchase shares of our Common Stock.
(9)	As of July 31, 2018, Mr. Fejes held 32,258 shares of restricted stock that were scheduled to vest on January 2, 2019. Such shares of restricted stock vested on January 2, 2019. Mr. Fejes does not hold any vested or unvested options to purchase shares of our Common Stock. See footnote 11 for disclosure regarding the December 15 Awards.
(10)	As of July 31, 2018, Mr. Howard held 32,258 shares of restricted stock that were scheduled to vest on January 2, 2019. Such shares of restricted stock vested on January 2, 2019. Mr. Howard does not hold any vested or unvested options to purchase shares of our Common Stock. See footnote 11 for disclosure regarding the December 15 Awards.
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(11)	On December 15, 2017, the Board, upon the recommendation of the Compensation Committee and a Special Committee of the Board, approved the following restricted stock grants and market performance based restricted stock grants to Messrs. Howard, Fejes and Lichtenstein (the “December 15 Awards”), in each case effective upon the closing of the IWCO Acquisition and in consideration for current and future services to the Company:

Recipient	Total Award	Vested Portion of Award(a)	Unvested Portion of Award(a)(b)
Warren G. Lichtenstein	3,300,000 shares	3,000,000 shares	300,000 shares
Jack L. Howard	1,650,000 shares	1,500,000 shares	150,000 shares
William T. Fejes, Jr.	550,000 shares	500,000 shares	50,000 shares

(a)	As of July 31, 2018.

(b)	Shares of restricted stock will automatically vest, in their entirety, on the day the price of the Company’s common stock shall have closed at or above $2.50 per share for any five consecutive business days after the grant date (December 15, 2017), subject to the Director’s continuous service with the Company from the grant date through the vesting date.

Director Compensation Plan

Members of the Board receive a combination of cash compensation and equity in the form of restricted stock awards, provided they are eligible under the applicable plan. In addition, all of the Directors of the Company receive reimbursement of expenses incurred with respect to attendance at meetings of the Board and meetings of committees thereof, which is not included in the above table.

The Fourth Amended and Restated Director Compensation Plan, adopted December 20, 2015 (the “Director Compensation Plan”), governs cash and equity compensation to eligible Directors. All Directors are eligible to participate in the Director Compensation Plan other than any Director who (i) is an employee of the Company or any of its subsidiaries or affiliates or (ii) unless otherwise determined by the Board, is an affiliate, employee, representative or designee of an institutional or corporate investor in the Company (an “Affiliated Director”).

Under the Director Compensation Plan, each participating Director who serves as a Director during any fiscal quarter receives a payment for such quarter of $12,500, with a pro rata fee applicable to service for less than a whole quarter; provided, however, that any Director who serves as the non-executive Chairman of the Board during any fiscal quarter receives a payment for such quarter of $28,750 instead of $12,500, with a pro rata fee applicable to service for less than a whole quarter. Each participating Director who serves as the chairperson of a committee of the Board during any fiscal quarter receives a payment of $1,250; provided, however, that the chairperson of the Audit Committee during any fiscal quarter receives a payment of $2,500, in each such case with a pro rata fee applicable to service for less than a whole quarter. Each participating Director who attends a telephonic meeting of the Board or a committee thereof receives a meeting fee of $500. Each participating Director who attends a meeting of the Board or a committee thereof, where a majority of the Directors attend such meeting in person, receives a meeting fee of $1,000. Payment of these fees was temporarily suspended by the Board between May 2016 and August 2017.

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In addition, the Director Compensation Plan provides that each Director, other than an Affiliated Director, will receive a restricted stock award for shares of Common Stock with a fair market value equal to $100,000 on the first business day of the calendar year provided that such Director is serving as a Director on such date (an “Annual Award”). These Annual Awards vest on the first anniversary of the date of grant, provided that the Director remains a director of the Company on the vesting date. Notwithstanding the foregoing, if a Director ceases to be a director due to (i) removal without cause, (ii) resignation upon request of a majority of the Board, other than for reasons the Board determines to be cause, (iii) the failure to be re-elected to the Board either because the Company fails to nominate the Director for re-election or the Director fails to receive sufficient stockholder votes, then, on the day the Director ceases to be a Director, 25% of the Annual Award vests for each full calendar quarter that the Director has served as a Director from and after the award date. The Board temporarily lowered the fair market value of the Annual Awards to $80,000, but the fair market value of the Annual Awards has since returned $100,000. The granting of the 2018 Annual Awards was delayed until an amendment of the 2010 Plan was approved by the Company’s stockholder that made enough shares available under the 2010 Plan for such awards.

Two of the Company’s Directors have each entered into an Indemnification Agreement with the Company pursuant to which the Company shall indemnify the Director to the fullest extent authorized or permitted by applicable law in the event that the Director is involved in any threatened, pending or completed action, suit or proceeding, or any inquiry or investigation, whether brought by or in the right of the Company or by any other party and whether of a civil, criminal, administrative or investigative nature, by reason of the fact that the Director is or was a Director of the Company, or is or was serving at the request of the Company as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses, judgments, fines and penalties, provided that the Director shall not have been finally adjudged to have engaged in willful misconduct or to have acted in a manner which was knowingly fraudulent or deliberately dishonest, or had reasonable cause to believe that his or her conduct was unlawful.

Compensation Committee Interlocks and Insider Participation

The Directors who served as members of the Compensation Committee during Fiscal 2018 were Jeffrey J. Fenton and Philip E. Lengyel. Prior to his passing, Anthony Bergamo served as a member of the Compensation Committee and was independent as determined in accordance with the Compensation Committee charter and applicable NASDAQ rules. No member of the Compensation Committee was an officer or employee of the Company while serving on the Compensation Committee in Fiscal 2018. No executive officer of the Company has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of the Board or the Compensation Committee during Fiscal 2018.

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AUDIT COMMITTEE REPORT

The Audit Committee of the Board has reviewed and discussed the Company’s audited financial statements for Fiscal 2018 with the Company’s management.

The Audit Committee has discussed with BDO USA, LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 16, “Communication with Audit Committees.”

The Audit Committee has discussed with BDO USA, LLP its independence and has received the written disclosures and the letter from BDO USA, LLP required by PCAOB Ethics and Independence Rule 3526, “Communications with Audit Committees Concerning Independence.” In accordance with the foregoing standard, the Audit Committee discussed with BDO USA, LLP any matters and relationships that might impact BDO USA, LLP’s objectivity and independence and satisfied itself as to the auditors’ independence. The Audit Committee also considered whether BDO USA, LLP’s provision of non-audit services to the Company is compatible with maintaining BDO USA, LLP’s independence.

Based on the review and discussions described above, among other things, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for Fiscal 2018.

AUDIT COMMITTEE
Jeffrey S. Wald, Chair

Jeffrey J. Fenton

Philip E. Lengyel

The information contained in the foregoing report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference into any of the Company’s previous or future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent specifically incorporated by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities, to file reports of beneficial ownership and changes in beneficial ownership with the SEC.

Based solely on its review of the copies of such reports furnished to us or written representations from certain reporting persons, the Company believes that, during Fiscal 2018, its officers, directors and ten-percent stockholders complied with all applicable Section 16(a) filing requirements applicable to such individual, other than the inadvertent late filing by Steel Holdings of one Form 4, filed on June 1, 2018, reporting four transactions.

Annual Report on Form 10-K

The Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2018, and Amendment No. 1 to Annual Report on Form 10-K/A, including exhibits, is available without charge upon request from the Company. Requests for copies of the Annual Report on Form 10-K and Amendment No. 1 to Annual Report on Form 10-K/A should be sent to the Company’s Office of Investor Relations at Steel Connect, Inc., 1601 Trapelo Road, Suite 170, Waltham, Massachusetts 02451.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may participate in the practice of “householding” proxy statements, annual reports and notices of Internet availability of proxy materials. This means that only one copy of our Proxy Statement, 2018 Annual Report or Notice of Internet Availability of Proxy Materials may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of these documents to you if you write, email or call our Investor Relations department at 1601 Trapelo Road, Suite 170, Waltham, Massachusetts 02451, email: ir@moduslink.com, or telephone: (781) 663-5012. If you want to receive separate copies of the Proxy Statement, Annual Report or Notice of Internet Availability of Proxy.

Materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact the Company at the above address, email or telephone number.

Manner and Cost of Proxy Solicitation

We will pay for the entire cost of soliciting proxies. In addition to solicitation by mail, our directors and the executive officers may, without additional compensation, solicit proxies by mail, in person, by telephone or other electronic means or by means of press release or other public statements. The Company has retained MacKenzie Partners, Inc. to assist the Company in the solicitation of proxies for a fee of $12,000 plus expenses.

We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Other Matters

The Board does not know of any other matter which may properly come before the 2018 Meeting. If any other matters are properly presented to the 2018 Meeting, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

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Proposals of Stockholders for 2019 Annual Meeting and Nomination of Directors

Any proposal that a stockholder of the Company wishes to be considered for inclusion in the Company’s Proxy Statement and proxy card for the 2019 Meeting must be submitted to the Secretary of the Company at its offices, 1601 Trapelo Road, Suite 170, Waltham, Massachusetts 02451, no later than [•], 2019. In addition, such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act and the Company’s Bylaws, as applicable.

If a stockholder of the Company wishes to present a proposal or nominate a director before the 2019 Meeting, but does not wish to have the proposal considered for inclusion in the Company’s Proxy Statement and proxy card, such stockholder must also give written notice to the Secretary of the Company at the address noted above. The Secretary must receive such notice no earlier than [•], 2019, and no later than [•], 2020 (unless the Company’s 2019 Meeting is held before [•], 2020, or after [•], 2020, in which case different deadlines are established by the Company’s Bylaws) and the stockholder must comply with the provisions of the Company’s Bylaws. If a stockholder fails to provide timely notice of a proposal to be presented at the 2019 Meeting, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the 2019 Meeting.

By Order of the Board of Directors,

Warren G. Lichtenstein
Interim Chief Executive Officer, Executive Chairman of the Board and Director

Waltham, Massachusetts
June [•], 2019

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APPENDIX I

PROPOSED FORM OF AMENDMENT TO
RESTATED CERTIFICATE OF INCORPORATION TO
IMPLEMENT THE DECLASSIFICATION OF THE BOARD OF DIRECTORS

CERTIFICATE OF AMENDMENT

OF THE

RESTATED CERTIFICATE OF INCORPORATION

OF

STEEL CONNECT, INC.

______________________

Steel Connect, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”),

DOES HEREBY CERTIFY:

FIRST: That resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Restated Certificate of Incorporation of the Corporation and declaring said Amendment to be advisable and recommended for approval by the stockholders of the Corporation.

SECOND: This Amendment to the Restated Certificate of Incorporation amends and restates Section 1 of Article SEVENTH to the Restated Certificate of Incorporation to read in its entirety as follows:

“Section 1. Number, Election and Terms of Directors.

Subject to the rights of the holders of any class or series of stock having a preference expressly vested in it by the provisions of Section 2 of Article FOURTH with respect to the Preferred Stock, the number of Directors of the Corporation shall be fixed by the By-Laws of the Corporation and may be increased or decreased from time to time in such a manner as may be prescribed by the By-Laws, but in no case shall the number be less than three nor more than fifteen.

The Directors shall be divided into three classes, as nearly equal in number as possible. One class of Directors (“Class I”) has been initially elected for a term expiring at the annual meeting of stockholders to be held in 1994, another class (“Class II”) has been initially elected for a term expiring at the annual meeting of stockholders to be held in 1995, and another class (“Class III”) has been initially elected for a term expiring at the annual meeting of stockholders to be held in 1996 with members of each class to hold office until their successors are elected and qualified. At each succeeding annual meeting of the stockholders of the Corporation the successors of the class of Directors whose term expires at that meeting shall be elected by plurality vote of all votes cast at such meeting to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election.

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Notwithstanding the foregoing, at the 2019 annual meeting of stockholders, which will be held after the fiscal year ending on July 31, 2019 (the “2019 Meeting”), the successors of the Class I Directors elected at the 2018 annual meeting of stockholders to serve a term of expiring at the 2019 Meeting (notwithstanding that prior to the effectiveness of this amended and restated Section 1 of Article SEVENTH, such Directors may have been elected for a term that extended beyond the date of the 2019 Meeting) and the successors of the Class II Directors, each with terms expiring at the 2019 Meeting, shall be elected for terms expiring at the 2020 annual meeting of stockholders (the “2020 Meeting”); and at the 2020 Meeting, the successors to the Class I Directors, Class II Directors and Class III Directors, each with terms expiring at the 2020 Meeting, shall be elected for a term expiring at the next annual meeting of stockholders and upon his or her successor having been duly elected and qualified or until his or her earlier death, resignation or removal. The Board of Directors shall cease to be classified as provided in Section 141(d) of the General Corporation Law of the State of Delaware following the completion of the term of the Class III Directors with terms expiring at the 2020 Meeting.

Until the 2020 Annual Meeting, directors are removable only for cause pursuant to Section 4 of this Article SEVENTH. From and after the 2020 Annual Meeting, directors may be removed with or without cause pursuant to Section 4 of this Article SEVENTH.”

THIRD: The foregoing amendment shall be effective as of [•] p.m. Eastern Time on [•], 20[•].

FOURTH: That, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by applicable law was voted in favor of the Amendment.

FIFTH: That said Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

[Signature Page Follows]

56

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Restated Certificate of Incorporation to be executed on this ___ day of ____________, 20___.

STEEL CONNECT, INC.

By:
Name:
Title:

57

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 07/ - /2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 07/ - /2019. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) Warren G. Lichtenstein   02) Glen M. Kassan

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000425476_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report on Form 10-K and Amendement No. 1 to Annual Report on Form 10-K/A are available at www.proxyvote.com

STEEL CONNECT, INC.
Annual Meeting of Stockholders
July - , 2019 at 9:00 a.m., Eastern Time
This proxy is solicited by the Board of Directors

The undersigned hereby constitutes and appoints Jack L. Howard and Glen M. Kassan, and each of them, the proxies of the undersigned, with full power of substitution, to attend the 2018 Annual Meeting of Stockholders of Steel Connect, Inc. (the "Company") to be held at the offices of Olshan Frome Wolosky LLP, 1325 Avenue of the Americas, New York, NY 10019, on July - , 2019, at 9:00 a.m., Eastern Time, and at any adjournments or postponements thereof, and there to vote and act upon the matters set forth on the reverse side, with all the powers the undersigned would possess if personally present.

The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Annual Meeting, Proxy Statement, a copy of the Company's Annual Report on Form 10-K and Amendment No. 1 to Annual Report on Form 10-K/A for the fiscal year ended July 31, 2018.

This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned stockholder. If this proxy is properly executed and returned but no such direction is made, this proxy will be voted FOR the Company's nominees in Proposal 1 and FOR Proposals 2, 3 and 4.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000425476_2 R1.0.1.18